UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.  )
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Atlas Energy Solutions Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on [•] [•], 2026
The Special Meeting of Stockholders (as it may be adjourned or postponed from time to time, the “Special Meeting”) of Atlas Energy Solutions Inc. (“Atlas” or the “Company”) will be held at the Company’s corporate headquarters at 5918 W. Courtyard Drive, Suite 100, Austin, Texas 78730, on [•] [•], 2026, for the purpose of (i) approving the reincorporation of the Company from the State of Delaware to the State of Texas by conversion, including the plan of conversion and the Texas reincorporation resolutions, each included as an appendix to the accompanying proxy statement (the “Reincorporation Proposal”) and (ii) approving one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reincorporation Proposal (the “Adjournment Proposal”).
Details regarding the Reincorporation Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.
The Board of Directors (the “Board”) has fixed [•] [•], 2026 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting. The Special Meeting will begin promptly at [•] a.m. Central Time. Stockholders planning to attend the Special Meeting in person should allow ample time for check-in and will be required to present valid government-issued photo identification and, for street name stockholders, proof of beneficial ownership as of the record date.
Your vote is very important. Regardless of whether you plan to attend the Special Meeting, we hope you will vote as soon as possible by using the Internet or by the other methods described in the accompanying proxy statement. We thank you for your continued support and cordially invite you to attend the Special Meeting.

By Order of the Board of Directors

Ben M. “Bud” Brigham
Executive Chairman of the Board of Atlas Energy Solutions Inc.

Austin, Texas
[•] [•], 2026
Important Notice Regarding the Availability of Proxy Materials for the Atlas Energy Solutions Inc.
Special Meeting of Stockholders to be Held on [•] [•], 2026
The accompanying proxy statement and form of proxy card is available free of charge at
https://ir.atlas.energy.

ATLAS ENERGY SOLUTIONS INC.

SPECIAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

ABOUT THE SPECIAL MEETING	2
PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY TO THE STATE OF TEXAS BY CONVERSION	5
PROPOSAL TO APPROVE ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE REINCORPORATION PROPOSAL	54
OWNERSHIP OF ATLAS ENERGY SOLUTIONS INC. COMMON STOCK	55
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2027 ANNUAL MEETING	57
HOUSEHOLDING; AVAILABILITY OF PROXY STATEMENT	57
OTHER MATTERS	57
APPENDIX A: TEXAS REINCORPORATION RESOLUTIONS	A-1
APPENDIX B: PLAN OF CONVERSION	B-1
APPENDIX C: TEXAS CERTIFICATE OF FORMATION OF ATLAS ENERGY SOLUTIONS INC.	C-1
APPENDIX D: TEXAS BYLAWS OF ATLAS ENERGY SOLUTIONS INC.	D-1

i

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
ATLAS ENERGY SOLUTIONS INC.
PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
To Be Held on [•] [•], 2026
This proxy statement contains information related to the Special Meeting of Stockholders (as it may be adjourned or postponed from time to time, the “Special Meeting”). Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “Atlas” and “the Company” refer to Atlas Energy Solutions Inc., a Delaware corporation that was formed on June 28, 2023. Our principal offices are located at 5918 W. Courtyard Dr., Suite 500, Austin, TX 78730.
Meeting Date and Location
The Special Meeting will be held at the Company’s corporate headquarters at 5918 W. Courtyard Drive, Suite 100, Austin, Texas 78730, at [•] a.m., Central Time, on [•] [•], 2026. This proxy statement is first being made available on or about [•] [•], 2026 to our stockholders of record as of the close of business on [•] [•], 2026 (the “Record Date”).
Outstanding Securities
Only holders of record of our common stock, par value $0.01 per share (the “Delaware Corporation Common Stock”), at the close of business on the Record Date are entitled to receive notice of and vote at the Special Meeting. On the Record Date, we had [•] shares of Delaware Corporation Common Stock outstanding. Each outstanding share of Delaware Corporation Common Stock is entitled to one vote per share owned on each of (i) a proposal to approve the reincorporation of the Company from the State of Delaware to the State of Texas by conversion, including the plan of conversion and the Texas reincorporation resolutions, each included as an appendix to this proxy statement (the “Reincorporation Proposal”) and (ii) a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reincorporation Proposal (the “Adjournment Proposal”).
Proxy Voting
Shares for which proxies are properly submitted via the Internet, telephone or for which proxy cards are properly executed and returned will be voted at the Special Meeting, and at any adjournments or postponements thereof, in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations.
Submitting a proxy via the Internet or telephone helps save money by reducing postage and proxy tabulation costs. To vote by either of these methods, read this proxy statement, have your proxy card or voting instruction form in hand, and follow the instructions below for your preferred method of voting. Each of these voting methods is available 24 hours per day, seven days per week.

ABOUT THE SPECIAL MEETING
What is the purpose of the Special Meeting?
At the Special Meeting, stockholders will consider and vote upon (i) the Reincorporation Proposal and (ii) the Adjournment Proposal.
As of the date of this proxy statement, no other purposes were stated for the Special Meeting (or any adjournments or postponements thereof) pursuant to the Company’s Bylaws.
Who is entitled to vote at the Special Meeting?
All stockholders as of the Record Date may attend and vote at the Special Meeting. Stockholders planning to attend the Special Meeting in person should allow ample time for check-in and will be required to present valid government-issued photo identification and, for street name stockholders, proof of beneficial ownership as of the Record Date. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Special Meeting.
Stockholders of Record. If your shares are registered directly in your name with Equiniti Trust Company, LLC (“EQ”), our transfer agent, you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly or to vote in person at the Special Meeting.
Street Name Stockholders. If your shares are held in a stock brokerage account or through a bank, broker, or other nominee, you are considered the beneficial owner of shares held in “street name” (that is, shares held in the name of your bank, broker or other nominee) and your bank, broker, or other nominee is considered the stockholder of record with respect to those shares. As the beneficial owner of shares held in street name (or the “street name stockholder”), you have the right to direct your bank, broker, or other nominee how to vote and are also invited to attend the Special Meeting in person, subject to the procedures described above. However, you may not vote your shares in person at the Special Meeting unless you obtain a legal proxy from the stockholder of record giving you the right to vote the shares. Please refer to the voting instruction form provided to you by the stockholder of record to determine how to do this.
How many votes can I cast?
You are entitled to one vote on each of the Reincorporation Proposal and the Adjournment Proposal for each share of Delaware Corporation Common Stock you owned on the Record Date.
How do I vote my shares?
•	Stockholders of Record: Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:
○
Via the Internet. You may submit a proxy via the Internet by following the instructions included on the proxy card you received by mail. Internet voting facilities will be available 24 hours a day, 7 days a week, and will close at 11:59 p.m., Eastern Time, the day before the Special Meeting.

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By Telephone. You may submit a proxy via telephone by using the toll-free number included on the proxy card you received by mail. Telephone voting will be available 24 hours a day, 7 days a week, and will close at 11:59 p.m., Eastern Time, the day before the Special Meeting.

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By Mail. You may indicate your vote by completing, signing and dating your proxy card and returning it to the address on your proxy card sufficiently in time to be received prior to the Special Meeting.

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In Person. You may attend the Special Meeting at the Company’s corporate headquarters at 5918 W. Courtyard Drive, Suite 100, Austin, Texas 78730 and vote your shares in person by ballot prior to the closing of the polls.

•
Street Name Stockholders: As the street name stockholder, you are being forwarded our proxy materials by the stockholder of record and you have the right to direct the stockholder of record how to vote. Street name stockholders may generally vote their shares by one of the following methods:

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By Methods Listed on Voting Instruction Form. Please refer to the voting instruction form provided to you by the stockholder of record (e.g., your bank, broker, or other nominee) to determine whether you may submit your vote by mail, telephone, or electronically via the Internet.

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In Person with a Proxy from the Stockholder of Record. You may vote in person at the Special Meeting if you obtain a legal proxy from the stockholder of record (e.g., your bank, broker, or other nominee) and present it at the Special Meeting. Please refer to the voting instruction form provided to you by the stockholder of record to determine how to obtain a legal proxy in order to vote in person at the Special Meeting.

Can I revoke my proxy?
If you are a stockholder of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Special Meeting by delivering to the Corporate Secretary of the Company a written notice of revocation or a duly executed proxy (via the Internet, telephone or by returning a proxy card) bearing a later date or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you vote or specifically so request.
If you are a street name stockholder, you may revoke or change voting instructions by contacting the bank, broker, or other nominee holding the shares or by obtaining a legal proxy from such institution and voting in person at the Special Meeting.
What is a quorum?
The holders of a majority of the voting power of all outstanding shares of Delaware Corporation Common Stock entitled to vote at the Special Meeting, represented in person or by proxy, constitutes a quorum for the transaction of business at the Special Meeting. Abstentions will be counted as present for purposes of determining the presence of a quorum at the Special Meeting. Because the Reincorporation Proposal and the Adjournment Proposal are non-routine matters, we do not expect to receive any broker non-votes at the Special Meeting. If there is not a quorum, the Special Meeting may be adjourned until such time as a sufficient number of shares are present or represented by proxy.
What vote is required to approve each proposal?
The Reincorporation Proposal will be approved if a majority of the outstanding shares of Delaware Corporation Common Stock entitled to vote thereon are voted for the Reincorporation Proposal. If the Reincorporation Proposal fails to obtain the requisite vote for approval, the Texas Reincorporation will not be consummated, and the Company’s domicile will be unchanged by this vote.
The Adjournment Proposal will be approved if a majority of the voting power of the outstanding shares of Delaware Corporation Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon are voted for the Adjournment Proposal.
Under applicable rules, each of the Reincorporation Proposal and the Adjournment Proposal is considered a non-routine matter. We therefore do not expect that banks, brokers, or other nominees will have discretionary voting authority with respect to shares held in street name for their clients. Accordingly, if you are a beneficial owner and (i) you do not provide your bank, broker, or other nominee who holds your shares with voting instructions, or (ii) you do provide a voting instruction form but you fail to specify your voting instructions on the Reincorporation Proposal or the Adjournment Proposal, under applicable rules, your bank, broker, or other nominee cannot exercise discretionary authority to vote your shares in favor of the Reincorporation Proposal or the Adjournment Proposal.
For the purpose of determining whether the stockholders have approved the Reincorporation Proposal, abstentions and broker non-votes (if any) will have the same effect as a vote “against” the Reincorporation Proposal. For the purpose of determining whether the stockholders have approved the Adjournment Proposal, abstentions will have the same effect as a vote “against,” and broker non-votes (if any) will not have any effect on the outcome of, the Adjournment Proposal. Because each of the Reincorporation Proposal and the Adjournment Proposal is considered a non-routine matter under applicable rules and there are no routine matters to be voted upon, we do not expect to receive any broker non-votes at the Special Meeting.

How does the Board recommend that I vote on the proposals?
The Board unanimously recommends a vote:
•	FOR the approval of the Texas Reincorporation, including the Plan of Conversion, and the adoption of the Texas Reincorporation Resolutions; and
•
FOR the approval of one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reincorporation Proposal.

Where can I find the voting results of the Special Meeting?
We will disclose voting results on a Current Report on Form 8-K that we will file with the SEC, within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K with final voting results, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.
Whom should I contact with questions about the proxy materials or the Special Meeting?
If you have any questions about the proxy materials or the Special Meeting, please contact Atlas Energy Solutions Inc. at 5918 W. Courtyard Dr., Suite 500, Austin, TX 78730, Attn: Corporate Secretary.
How are proxies being solicited and who bears the cost of this proxy solicitation?
Proxies are being solicited by the Board on behalf of the Company. We will bear all costs incurred in the solicitation of proxies, including the fee of Okapi Partners LLC, who will help us solicit proxies, of $15,000 plus expenses. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies personally or by telephone, e-mail, facsimile, or other means without additional compensation.

PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY TO THE STATE OF
TEXAS BY CONVERSION
As described below, in May 2026, the Board formed an Evaluation Committee (the “Evaluation Committee”) to consider whether the Company should remain incorporated in Delaware or reincorporate in Texas. Both the Evaluation Committee and the Board have unanimously approved the reincorporation, by conversion, of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”), including the Plan of Conversion included as Appendix B to this proxy statement. We refer to the proposed reincorporation of the Delaware Corporation in the form of a conversion to the Texas Corporation as the “Texas Reincorporation.” The Board unanimously recommends that the stockholders approve the Texas Reincorporation, including the Plan of Conversion included as Appendix B to this proxy statement, and adopt the resolutions of the Board approving the reincorporation (the “Texas Reincorporation Resolutions”) included as Appendix A to this proxy statement, as more fully described below.
Principal Terms of the Texas Reincorporation
The Texas Reincorporation, if approved by our stockholders, will be effected through a conversion pursuant to Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 10.102 of the Texas Business Organizations Code, as amended (the “TBOC”), as set forth in the Plan of Conversion included as Appendix B to this proxy statement. Approval of this Reincorporation Proposal will constitute approval of the Plan of Conversion and adoption of the Texas Reincorporation Resolutions.
Through the adoption of the Plan of Conversion, upon the Texas Reincorporation:
•	The Company will continue in existence as a Texas corporation and will continue to operate our business under the current name, “Atlas Energy Solutions Inc.”
•
The affairs of the Company will cease to be governed by Delaware law and will instead be subject to Texas law. See “— Effects of the Texas Reincorporation — Comparison of Stockholder Rights under Delaware and Texas Law” below.

•
The Company will cease to be governed by our existing amended and restated certificate of incorporation (the “Delaware Charter”) and existing amended and restated bylaws (the “Delaware Bylaws”) and will instead be governed by the provisions of the proposed Texas certificate of formation (the “Texas Charter”) and the proposed Texas bylaws (the “Texas Bylaws”), copies of which are included as Appendix C and Appendix D, respectively, to this proxy statement. See “— Effects of the Texas Reincorporation — Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws” below.

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The Texas Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Texas Reincorporation and the elimination of Delaware franchise taxes).

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Each outstanding share of Delaware Corporation Common Stock will be automatically converted into one outstanding share of common stock, par value $0.01 per share, of the Texas Corporation (the “Texas Corporation Common Stock”) pursuant to the Plan of Conversion.

•	Stockholders will not need to exchange their existing stock certificates for new stock certificates.
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The Delaware Corporation Common Stock will continue to be traded on the New York Stock Exchange (“NYSE”) and NYSE Texas, Inc. (“NYSE Texas”) as the Texas Corporation Common Stock under the symbol “AESI.” We do not expect any interruption in trading as a result of the Texas Reincorporation.

If our stockholders approve the Texas Reincorporation, we anticipate that the Texas Reincorporation will become effective (the “Effective Time”) on [•] [•], 2026. In connection with the Texas Reincorporation, we intend to make filings with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware and do not anticipate making any other filings to effect the Texas Reincorporation. The Texas Reincorporation may be delayed by the Board, or the Plan of Conversion may be terminated and abandoned by action of the Board, at any time prior to the Effective Time, whether before or after the approval by our stockholders, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders, as the case may be.

Background of the Reincorporation Proposal
General
The Company is headquartered in Texas, its principal executive offices and management team are located in the state, and the Company primarily operates in, and receives the majority of its revenue from, Texas. By comparison, the Company has no meaningful connection to Delaware, other than Delaware being its state of incorporation. A majority of U.S. corporations choose Delaware as their state of incorporation because of, among other reasons, the view that Delaware courts have extensive experience in adjudicating corporate and business-related matters, and as a result, actions in Delaware will have predictable legal outcomes and speedy resolution. However, in recent years, a number of factors, including other states’ initiatives geared toward encouraging companies to relocate, and certain high-profile litigation outcomes in Delaware, have triggered an increase in public companies seeking to reincorporate from Delaware to other U.S. states. Some companies have considered reincorporating in the state of their headquarters, while others have considered alternatives with recently revised corporate governance regimes such as Texas and Nevada. During the course of 2026, the Board and management began discussions concerning whether the Company should consider changing its state of incorporation. In May of 2026, the Board authorized the Evaluation Committee to consider whether the Company should reincorporate to another jurisdiction. Following an extensive process described below, upon the unanimous recommendation of the Evaluation Committee, the Board unanimously determined that the Texas Reincorporation is advisable and in the best interests of the Company and its stockholders for the reasons described below.
The Evaluation of the Reincorporation Proposal by the Evaluation Committee and the Board
As part of their ongoing oversight, direction, and management of the Company’s business, certain directors of the Company and management have, from time to time, considered and explored the issue of the Company’s jurisdiction of incorporation. These discussions were in response to a number of factors including views that the legal landscapes in Delaware and Texas were evolving and that Texas has been active in innovating in corporate law.
On May 13, 2026, the Board during a regular meeting discussed a potential reincorporation of the Company from the state of Delaware to another jurisdiction. At the meeting, the Board discussed current environment for Delaware corporations considering reincorporation and the process and procedural steps associated with a potential reincorporation. At the meeting, the Board unanimously voted to form the Evaluation Committee to consider whether the Company should remain incorporated in Delaware or reincorporate in another state and to specifically evaluate a potential reincorporation to Texas. The Evaluation Committee consisted of A. Lance Langford, Mike Howard and Robb L. Voyles. The Board delegated to the Evaluation Committee full authority to determine whether to approve (and recommend that the Board approve) a reincorporation to Texas, and if so, upon what terms, conditions and structure. The Evaluation Committee was also specifically authorized to decide not to proceed with a reincorporation. The Evaluation Committee was authorized to engage, at the expense of the Company, legal counsel and other advisors, as the Evaluation Committee deemed appropriate. Members of the Evaluation Committee were not paid compensation for service on the Evaluation Committee, other than compensation payable to all members of the Board pursuant to the Company’s existing director compensation policies.
The Evaluation Committee met six times between June 23, 2026 and September 8, 2026 to evaluate the potential reincorporation, review materials presented by its advisors and consider the Texas Governing Documents (as defined below) and related documents. All members of the Evaluation Committee were present at the meetings, except Mike Howard was unable to attend the June 23, 2026 meeting. To assist the Evaluation Committee in its work, the Evaluation Committee retained Vinson & Elkins LLP (“Vinson & Elkins”) as its counsel. The Evaluation Committee also determined that it would benefit from being advised by Delaware counsel and retained Richards, Layton & Finger, P.A. (“RLF”). The Evaluation Committee received and reviewed a significant amount of written materials during its process. At the outset, the Evaluation Committee worked with its counsel to assess the time necessary to conduct a thorough, well-designed process. The Evaluation Committee reported that it reached its final decisions on the Texas Reincorporation on its own timeline and took the time to complete its charge as deemed appropriate.
The Evaluation Committee first met on June 23, 2026, to discuss preliminary topics related to the potential reincorporation and a schedule for the Evaluation Committee’s consideration of the potential reincorporation. Representatives of Okapi Partners LLC (“Okapi”), the Company’s proxy solicitor, presented a summary of Okapi’s experience with companies recently reincorporating from Delaware to Texas, including key governance issues, varied approaches taken by companies and an analysis of the Company’s then-current stockholder base. The Evaluation Committee discussed an illustrative timeline to ensure that it took as much time as deemed appropriate to reach a final decision on the potential reincorporation.
On July 24, 2026, the Evaluation Committee met to discuss a number of topics related to the potential reincorporation. Representatives of Vinson & Elkins and RLF reviewed the scope of the authority delegated to the Evaluation Committee by the Board, provided an overview of the fiduciary duties applicable to the directors under Delaware law, discussed recent Texas legislative developments and the reincorporation trend, and provided an overview of the Texas Business Courts. A representative of RLF discussed Delaware case law relevant to reincorporation. The Evaluation Committee also evaluated Nevada as a potential reincorporation destination. The Evaluation Committee discussed potential advantages and disadvantages with the Texas Business Courts and the proposed business court in Nevada, in each case relative to the Delaware Court of Chancery.
On July 30, 2026, the Evaluation Committee met to continue its consideration of a potential reincorporation. Representatives of Vinson & Elkins led the Evaluation Committee through a detailed discussion of the similarities and differences in the corporate laws of Delaware, Texas and Nevada, including a comparison of fiduciary duty standards, derivative litigation procedures, stockholder rights, standards of judicial review, and the respective court systems across the three jurisdictions. The Evaluation Committee also reviewed recent reincorporation proposals by other public companies, the governance document provisions adopted by companies that have reincorporated to Texas, and the published proxy voting policies of major institutional investors and proxy advisory firms regarding reincorporation proposals. The Evaluation Committee further discussed the similarities and differences in the corporate law and courts of Delaware, Texas and Nevada, the reincorporation process and rationales for and against reincorporation. After discussion and consideration, the Evaluation Committee members unanimously determined that further evaluation of a potential reincorporation in Texas was in the best interests of the Company and its stockholders, and requested that their advisors prepare drafts of the proposed Texas certificate of formation (the “Texas Charter”) and bylaws (the “Texas Bylaws,” and, together with the Texas Charter, the “Texas Governing Documents”) for further review.
On August 21, 2026, the Evaluation Committee met again and discussed various potential advantages and disadvantages of a reincorporation into Texas and the drafts of the Texas Governing Documents that had been provided to them for review prior to the meeting. The Evaluation Committee members noted that features of Texas law could potentially discourage bringing frivolous lawsuits that might impose significant time and expense on the Company. The Evaluation Committee then discussed similarities and differences between Delaware corporate law and Texas corporate law, including the relative scarcity of corporate case law in Texas as compared to Delaware. In addition, the Evaluation Committee considered several non-legal factors in its deliberations, including the Company’s geographical and business ties to Texas, recurring franchise tax liability in Delaware, potential effects of a reincorporation on trading prices, and the increase in contingency fee-driven stockholder litigation in Delaware and the resulting increase in insurance premiums for director and officer insurance. The Evaluation Committee also discussed initial questions identified in the proposed Texas Governing Documents, including a minimum ownership threshold for bringing derivative proceedings, exclusive forum provisions for internal entity claims, a minimum ownership threshold for submitting stockholder proposals pursuant to an election to be governed by Section 21.373 of the TBOC, and the minimum ownership threshold for stockholders to call a special meeting. Following a discussion regarding these items, the Evaluation Committee members determined that it required additional deliberation and discussion on issues in the proposed Texas Governing Documents.
On September 1, 2026, the Evaluation Committee met to further evaluate certain provisions in the proposed Texas Governing Documents. Among other things, the Evaluation Committee discussed a minimum ownership threshold for bringing derivative proceedings, exclusive forum provisions for internal entity claims, a jury waiver, a minimum ownership threshold for submitting stockholder proposals pursuant to an election to be governed by Section 21.373 of the TBOC, and the minimum ownership threshold for stockholders to call a special meeting. Following the discussion, the Evaluation Committee decided it was in the best interests of the Company and its stockholders to adopt in the Texas Governing Documents a 1% minimum ownership threshold for stockholders to bring derivative proceedings, designate the Texas Business Courts as the exclusive forum for internal entity claims, adopt a jury waiver and adopt a 50% (or the highest percentage then permitted by the TBOC) minimum ownership threshold for stockholders to request a special meeting. The Evaluation Committee ultimately determined not to adopt a minimum ownership threshold for submitting stockholder proposals pursuant to an election to be governed by Section 21.373 of the TBOC.

At a meeting on September 8, 2026, the Evaluation Committee met to discuss final forms of the Texas Governing Documents, the proposed plan of conversion prepared by management for the Company to effectuate the Texas Reincorporation (the “Plan of Conversion”), and the draft proxy statement to be submitted to stockholders at a special meeting of stockholders. At the September 8 meeting, the Evaluation Committee unanimously approved the Texas Reincorporation and unanimously determined to recommend that the Board approve the Texas Reincorporation.
The Board met on September 9, 2026 to receive a report from, and the recommendation of, the Evaluation Committee about the Texas Reincorporation and to discuss and ask questions on the report and recommendation. Following the meeting, the Board determined that, in accordance with and in consideration of the recommendation of the Evaluation Committee, the reincorporation of the Company into Texas was in the best interest of the Company and its stockholders and unanimously approved the Texas Reincorporation. The Board, by unanimous written consent on October 23, 2026, directed the Chairman of the Board to call the Special Meeting for the purposes of approving the Texas Reincorporation and adopting the Texas Reincorporation Resolutions and unanimously recommended that the stockholders vote “FOR” approval of the Texas Reincorporation, including the Plan of Conversion, and the Texas Reincorporation Resolutions.
Recommendation of the Evaluation Committee
After extensive discussion and careful consideration, the Evaluation Committee concluded that the Texas Reincorporation is in the best interest of the Company and its stockholders because it, among other benefits, (i) aligns the Company’s operational footprint with its state of incorporation; (ii) will allow the internal affairs of the Company and its stockholders to be governed by legislators and courts in the community in which the Company principally does business; (iii) will provide a framework that promotes greater certainty and consistency in corporate governance; (iv) may reduce the potential for opportunistic and frivolous litigation against the Company and its directors and officers (and may therefore help the Company attract and retain qualified management and directors); (v) may create cost savings for the Company, including annual franchise tax costs and potential director and officer insurance savings; and (vi) may save management time. The Evaluation Committee also considered Texas’s position relative to Delaware with respect to corporate law and the benefits of recent amendments to the TBOC which, among other things, strengthen a Texas corporation’s defenses against meritless lawsuits, validate the selection of the Texas courts as the exclusive forum for internal claims, and provide greater certainty about the standard to which directors and officers are held in corporate governance actions. At a meeting of the Board on September 9, 2026, the Evaluation Committee delivered its recommendation that the Board approve the Texas Reincorporation.
Reasons for the Texas Reincorporation
The Evaluation Committee and the Board believe that there are several reasons the Texas Reincorporation is in the best interests of the Company and its stockholders. These reasons are not intended to be exhaustive and are not presented in any relative order of importance.
The Texas Reincorporation aligns the Company’s operational footprint with its state of incorporation.
The Company was founded and is currently headquartered in Austin, Texas, where its principal executive offices and management team are located. The vast majority of the Company’s physical operations are in Texas and approximately 89% of the Company’s employees are based in Texas. The Company also derives substantially more revenue from its operations in Texas than from operations in any other state. For instance, the Company generated approximately $764.1 million in revenue in Texas for the year ended December 31, 2025, representing approximately 70% of the Company’s total revenue for the year. The reincorporation of the Company in Texas would better align the Company’s state of incorporation with its Texas roots and operations.
By contrast, the Company has no meaningful connection to Delaware, other than Delaware being its state of incorporation. The Company has no offices, employees or business in Delaware. The Company’s executives and management do not operate in Delaware. Delaware was originally chosen as the Company’s state of incorporation solely because of its legal framework, which the Evaluation Committee and the Board no longer believe is best suited for the Company and its stockholders.
The Texas Reincorporation will allow the internal affairs of the Company and its stockholders to be governed by legislators and courts in the community in which the Company does business.
The legislators and judges making and adjudicating corporate law in Texas are part of the community in which the Company operates and frequently interact with the energy industry that drives much of the state’s economy. Texas has developed many of the legal frameworks under which the energy industry operates and is poised to continue in its leading role. Texas is also on the forefront of the burgeoning power industry. Comparatively, Delaware has little organic connection to the energy sector outside of its role as the state of incorporation for many companies, and its legal and regulatory institutions lack practical exposure to many of the issues that face the Company and its industry.
Corporate law and litigation often overlap with and impact business, employment and operational matters. The Texas Reincorporation would allow the internal affairs of the Company to be governed by Texans, who understand the value of the energy industry and may be better aligned with the interests of the Company and our stockholders. The Evaluation Committee and the Board view this alignment as important because questions of corporate governance rarely arise in isolation; they frequently implicate the Company’s workforce, operations and commercial strategy, and are ultimately shaped by the state’s lawmakers who enact its corporate statutes, the judges who apply them and the residents who may sit as jurors in corporate litigation. The Evaluation Committee and the Board believe that Texas legislators and courts are likely to provide a public policy and regulatory environment that engages with and benefits the energy industry and fosters economic growth.
The Texas Reincorporation reflects Texas’s growing appeal as a corporate domicile and the expected advantages of recent amendments to the Texas Business Organizations Code, which are expected to provide a framework that promotes certainty and consistency in corporate governance.
The Evaluation Committee and the Board considered the characteristics of Texas corporate law, including its emphasis on statutory guidance, as well as other legal benefits associated with incorporation in Texas. Based on these considerations including recent amendments to the TBOC discussed below, the Evaluation Committee and the Board determined that Texas’s legislative approach is more likely to provide a consistent and predictable framework for corporate decision-making than Delaware’s case-law based approach. Case law is inherently indeterminate because it entails broad, flexible standards that are applied to individual cases in a highly fact-specific way. Although Delaware has developed extensive corporate case law, the Evaluation Committee and the Board believe that significant uncertainty remains when attempting to apply Delaware court decisions to future corporate actions. Further, judicial interpretations can change through subsequent court rulings, often without the level of transparency and stakeholder input that accompanies statutory amendments.
Recent Delaware court decisions have generated debate among academics and market participants regarding the future direction of Delaware corporate law. While the Delaware legislature has responded to certain developments through statutory amendments, Delaware courts have only recently begun to interpret these amendments, leaving some uncertainty about how they will apply in practice. Although the Evaluation Committee and the Board view these legislative changes and the initial cases interpreting them as positive developments, the Evaluation Committee and the Board believe Texas's statutory framework offers a more stable basis for corporate governance going forward.
Texas recently adopted a TBOC provision that, for companies with securities traded on a national exchange or that have opted into the provision in their governing documents, creates a presumption that directors and officers have acted in good faith and on an informed basis, and provides that neither the Company nor a stockholder will have a cause of action against such a director or officer in the absence of fraud, intentional misconduct, an ultra vires act or a knowing violation of law. The Evaluation Committee and the Board believe that embedding this standard directly into statute provides greater clarity and consistency and appropriately discourages meritless litigation while continuing to preserve meaningful stockholder remedies in cases involving fraud, intentional misconduct, an ultra vires act or a knowing violation of law.
The Evaluation Committee and the Board further considered Texas’s establishment of the Texas Business Court, which has jurisdiction over certain business and corporate disputes and serves a function similar to that of Delaware’s Court of Chancery. The proposed Texas Charter includes an exclusive forum provision that would direct internal entity claims to the Texas Business Court as a specialized court with expertise in corporate and commercial matters. The Evaluation Committee and the Board believe that adjudication in such a forum is likely to promote consistent and predictable application of Texas corporate law while reducing the costs and inefficiencies that can result from parallel litigation in multiple jurisdictions. In light of these considerations, the Evaluation Committee and the Board concluded that the benefits of having Texas as the designated forum for internal entity claims outweigh any potential inconvenience that stockholders may experience as a result of the forum-selection provision.
The Texas Reincorporation may reduce the potential for opportunistic and frivolous litigation against the Company and its directors and officers.
The Texas Reincorporation may reduce the potential for opportunistic and frivolous litigation against the Company and its directors and officers. The Evaluation Committee and the Board believe that Texas is more protective than Delaware against opportunistic and frivolous litigation against directors, officers and controlling stockholders. For example, as described below in “Comparison of Stockholder Rights under Delaware and Texas Law,” Texas limits derivative proceedings by deferring by statute to the decision of an independent board committee regarding the action and by allowing public companies to adopt an ownership percentage that litigants must meet to initiate a derivative claim. The Texas Charter includes an ownership threshold of one percent of its outstanding stock that must be held for plaintiffs to initiate a derivative claim, which the Evaluation Committee and the Board believe may reduce the filing of opportunistic and frivolous litigation by limiting the ability of persons without a material economic interest in the Company to bring claims. In addition, stockholders in Texas are required to make a formal written demand on the corporation prior to bringing a derivative claim, unlike in Delaware where stockholders may seek to avoid written demand requirements on the ground that a demand would be futile. Texas law also provides that the resolution of a derivative proceeding that results only in additional or amended disclosures being made to stockholders, regardless of materiality, is not an appropriate basis for awarding plaintiffs’ attorneys’ fees.
The Evaluation Committee and the Board considered the increasingly litigious environment in Delaware, which has engendered an increased risk of opportunistic and frivolous litigation and has the potential to cause unnecessary distraction to the Company’s directors and management team and cause the Company to incur significant legal expenses with no tangible benefit to the Company or stockholders. The Evaluation Committee and the Board believe the increasing frequency of opportunistic and frivolous claims brought in Delaware has increased the risks facing directors and officers of public companies, which can be a deterrent to the most highly qualified management. The Evaluation Committee and the Board believe that reincorporation to Texas may help the Company attract and retain qualified management and directors by reducing the risk of opportunistic and frivolous lawsuits. Reincorporation may also result in cost savings for the Company and its stockholders, who ultimately bear much of the defense costs for corporate litigation through attorney’s fees, indemnification obligations and increased insurance premiums.
The Evaluation Committee and the Board recognize that derivative litigation can serve an important accountability function for stockholders. The one-percent ownership threshold is designed to prohibit stockholders who lack a material economic interest from bringing frivolous litigation putatively on behalf of the Company while preserving meaningful remedies for stockholders with a more significant stake in the Company’s governance.
The Texas Reincorporation may create cost savings for the Company, including annual franchise tax costs and potential director and officer insurance savings, and save management time.
The Texas Reincorporation will eliminate the Company’s obligation to pay annual Delaware franchise tax, which was $250,000 in fiscal year 2025. Texas does not have a comparable annual tax based on outstanding equity. Rather, Texas’s franchise tax is generally based on receipts and applies to all corporations doing business in the state, whether organized in Texas or not. Given that the Company already pays the Texas franchise tax, this tax is not expected to change based on the Company’s state of incorporation. While the franchise tax savings alone are modest relative to the Company’s overall financial position, the Evaluation Committee and the Board viewed these cost savings as one of several supporting factors, rather than a primary rationale, for the Texas Reincorporation.
Risks of the Texas Reincorporation
The Evaluation Committee and the Board also considered the following uncertainties, risks, and potentially countervailing factors in their deliberations concerning the Texas Reincorporation, which are not intended to be exhaustive and are not presented in any relative order of importance.
Possibility that Benefits Will Not be Realized
Although the Evaluation Committee and the Board believe that the Texas Reincorporation is in the best interests of the Company and its stockholders, the Texas Reincorporation may not result in all or any of the expected benefits described in this proxy statement.
Delaware Exit Considerations
Although the Evaluation Committee and the Board believe that recent Delaware case law can help inform and protect the Evaluation Committee’s and the Board’s decisions to reincorporate the Company in Texas, the Texas Reincorporation might still subject the Company to potential litigation regarding its decision to leave Delaware. Regardless of merit, the Texas Reincorporation may result in litigation, which may result in additional expense, uncertainty, and distraction for the Company.

The Company will also incur certain non-recurring costs in connection with the Texas Reincorporation, including legal and other transaction costs. A majority of these costs have already been incurred or will be incurred regardless of whether the Texas Reincorporation is ultimately completed. Many of the remaining expenses are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Texas Reincorporation.
Loss of Extensive Delaware Case Law and Well-Established Court System
The Delaware Court of Chancery and Supreme Court are highly respected and experienced business courts with an extensive body of case law. The trials in the Delaware Court of Chancery and Supreme Court are held before expert corporate law judges without a jury. Delaware statutory law is updated annually by the legislature. The Delaware system has long and widely been lauded for its expertise and ability to adjudicate complex disputes efficiently. The Texas Business Court began operations in September 2024 and is now handling a meaningful volume of cases, but will need time to develop reputationally and build a body of case law that provides levels of guidance to directors and officers comparable to that in Delaware. There is uncertainty regarding the timing and substance of such developments and it is possible that corporate law develops in Texas in ways that are not advantageous to the Company and its stockholders as compared to Delaware or any other jurisdiction.
Certain Differences in Texas Law and Potential Criticism by Stockholders
The Company may face criticism over its decision to reincorporate in Texas from stockholders or proxy advisory services such as ISS or Glass Lewis, who may draw adverse comparisons between Texas law and Delaware law on specific governance points or may generally hold a preference for Delaware incorporation. For example, proxy advisory firms have expressed concern that limitations on derivative litigation may not serve stockholders’ interests absent compelling evidence of benefit, and they have criticized Texas’s codification of the business judgment rule as potentially limiting claims against directors or officers.
The proposed Texas Charter and Texas Bylaws have been drafted with an intent to largely reflect the Delaware Charter and Delaware Bylaws and to retain comparable stockholder economic and voting rights to the extent the Evaluation Committee and the Board deemed appropriate and permissible under Texas law, as described below. The proposed Texas Charter provides certain additional stockholder rights that are statutory requirements under the TBOC and that the Evaluation Committee and the Board consider as beneficial to stockholders, such as providing that special stockholder meetings may be called by stockholders (the right may be exercised by 50% or the highest percentage then permitted by the TBOC of the outstanding shares of the Company’s capital stock entitled to vote at such meeting). The Evaluation Committee and the Board acknowledge that the 50% threshold, which represents the statutory maximum under the TBOC, may be difficult for stockholders to satisfy in practice, and that the Texas Charter additionally provides that if the TBOC is amended to authorize corporate action further eliminating or limiting the ability of stockholders to call special meetings, then the ability of shareholders to call special meetings shall be eliminated or limited to the fullest extent permitted by the TBOC as so amended. The Evaluation Committee and the Board determined that this threshold appropriately balances the right of stockholders to convene special meetings against the risk of disruption from frequent special meeting requests.
Reincorporation in Texas puts certain limitations on stockholder derivative lawsuits. Unlike Delaware, Texas limits derivative proceedings by requiring a formal written demand on the corporation (whereas, in Delaware, a stockholder can bring a derivative proceeding without first making a litigation demand on the corporation’s board if the stockholder can adequately allege that such a demand would be futile). A Texas court shall dismiss a derivative proceeding on a motion by the corporation if a majority of independent and disinterested directors have determined in good faith, after conducting a reasonable inquiry, that continuing the derivative proceeding is not in the best interests of the corporation. In addition, the Texas Charter requires a one-percent share ownership threshold for the initiation of derivative proceedings, as permitted by the TBOC (see the section “Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws” below).
Non-U.S. holders may be required to satisfy certain tax reporting and additional requirements for nonrecognition treatment of the Texas Reincorporation to apply with respect to such non-U.S. holders for U.S. federal income tax purposes.
Assuming that the Texas Reincorporation is completed as currently contemplated, the Company intends that the Texas Reincorporation qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Company intends to report the Texas Reincorporation consistent with such qualification. Assuming the Texas

Reincorporation qualifies for such treatment as a “reorganization,” a U.S. holder of the Company’s shares generally will not recognize gain or loss for U.S. federal income tax purposes upon the conversion of such shares pursuant to the Texas Reincorporation. Please see “Certain U.S. Federal Income Tax Consequences of the Texas Reincorporation” below.
However, the U.S. federal income tax consequences of the Texas Reincorporation may differ for certain non-U.S. holders of the Company’s shares. The Company believes that it historically has been, and may continue to be, a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes. Any non-U.S. holder that holds, actually or constructively, more than five percent of the Company’s shares, or has held more than five percent of the Company’s shares at any time during the shorter of the five-year period ending on the date of the Texas Reincorporation or such non-U.S. holder’s holding period for such shares, may be required to satisfy certain tax reporting and additional requirements for nonrecognition treatment of the Texas Reincorporation to apply with respect to such non-U.S. holder. Non-U.S. holders are urged to consult their tax advisors with respect to the U.S. federal income tax consequences to them of the Texas Reincorporation.

Effects of the Texas Reincorporation
The Texas Reincorporation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Texas Reincorporation, we will be governed by the TBOC and Texas case law instead of the DGCL and Delaware case law, and we will be governed by the Texas Charter and the Texas Bylaws, instead of the Delaware Charter and the Delaware Bylaws. Approval of the Reincorporation Proposal will constitute approval of the Texas Charter and the Texas Bylaws. The Delaware Charter and the Delaware Bylaws will no longer be applicable following completion of the Texas Reincorporation.
The following summaries do not provide a complete description of the differences that may affect you. These summaries are qualified in their entirety by reference to the Delaware Charter and the Delaware Bylaws, the Texas Charter and the Texas Bylaws, the DGCL and the TBOC, and the body of case law in both jurisdictions.
Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws
The Texas Charter and Texas Bylaws have been drafted with an intent to reflect the Delaware Charter and Delaware Bylaws to the extent the Evaluation Committee and the Board deemed appropriate. As summarized below, there are certain differences that may relate to your rights as a stockholder, as well as the corporate governance of the Company, between the Delaware Charter and Delaware Bylaws, on the one hand, and the Texas Charter and Texas Bylaws, on the other hand, as informed by the respective statutory frameworks of the DGCL and the TBOC.

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws
With Respect to the Board of Directors

Procedures for Filling Vacant Directorships
The Delaware Charter provides that, subject to the Stockholders’ Agreement (as defined in the Delaware Charter), vacancies on the Board shall be filled solely by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders.

The Texas Charter provides that, subject to the Stockholders’ Agreement (as defined in the Texas Charter), vacancies on the Board may be filled in any manner permitted by the TBOC, including by a majority vote of the remaining directors then in office, even if less than a quorum, by a sole remaining director, or, as permitted by the TBOC, by the election at an annual or special meeting of shareholders called for that purpose.

The TBOC provides that during a period between two successive annual meetings of shareholders, the Board may not fill more than two vacancies created by an increase in the number of directors.

Committees
The Delaware Charter provides that the Board may designate one or more of its members as alternate members, who may, subject to any limitations imposed by the Board, replace absent or disqualified members at any committee meeting. The Delaware Bylaws permit, in the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a

While the TBOC provides that the board of directors as a whole may designate alternate committee members, the TBOC provides that a committee of the board of directors may not fill vacancies on or designate alternate members of a committee of the board of directors, and so the Texas Charter and Texas Bylaws do not contain such provisions.

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws
quorum, to unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.

Limitation of Personal Liability of Directors and Officers
Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer failing to act in good faith or engaging in intentional misconduct or a knowing violation of law; (iii) a director declaring an unlawful dividend or approving an unlawful stock purchase or redemption; (iv) a director or officer for any transaction from which they derived an improper personal benefit; or (v) an officer in any action by or in the right of a Delaware corporation.

The Delaware Charter eliminates the personal liability of the Company’s directors and officers to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it now exists or as it may be amended in the future.

Under the TBOC, a corporation is permitted to provide that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer, respectively. The TBOC does not, however, permit any limitation of the liability of a director or officer for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute (such as wrongful distributions).

The Texas Charter eliminates the personal liability of the Company’s directors and officers to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under the TBOC as it now exists or as it may be amended in the future.

Indemnification
The Delaware Bylaws provide that, to the fullest extent permitted by applicable law as it exists or may be amended, the Company will indemnify and hold harmless any person who is or was made party or is threatened to be made party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative

The Texas Bylaws provide that, to the fullest extent permitted by applicable law as it exists or may be amended, the Company will indemnify and hold harmless any person who is or was made party or is or was a witness in or is threatened to be made party to or is otherwise involved or asked to participate in any threatened, pending or completed action, suit or proceeding by

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws

by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was or has agreed to become a director or officer of the Company or, while serving as a director or officer of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity. The Delaware Bylaws also include provisions regarding the right of an indemnitee to bring suit, non-exclusivity of rights, insurance and contract rights.

See “— Comparison of Stockholder Rights under Delaware and Texas Law — Indemnification of Directors and Officers,” “Procedure for Indemnification” and “Mandatory Indemnification” below.

reason of the fact that he or she, or a person whom he or she is the legal representative, is or was or has agreed to become a director or officer of the Company or, while a director or officer of the Company, is or was serving or has agreed to serve at the request of the Company as a governing person, director, officer, trustee, delegate, employee, agent or other representative (as defined by the TBOC) of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity (“Covered Person”). The Texas Bylaws additionally provide that the Company will indemnify any Covered Person that has been wholly successful on the merits or otherwise in defense of any proceeding, or in defense of any claim, issue or matter therein, against all reasonable expenses actually incurred by such Covered Person in connection with such proceeding. The Texas Bylaws also include provisions regarding the right of an indemnitee to bring suit, non-exclusivity of rights, insurance and contract rights, and written reports to shareholders of indemnification or advancement of expenses to directors.

See “— Comparison of Stockholder Rights under Delaware and Texas Law — Indemnification of Directors and Officers,” “Procedure for Indemnification” and “Mandatory Indemnification” below.

Advancement of Expenses
The Delaware Bylaws provide that the Corporation shall, to the fullest extent permitted by applicable law as it presently exists or may be amended, pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending any proceeding in advance of its final disposition. The Delaware Bylaws also provide that as a condition to the advancement of expenses, to the extent required by applicable law, the Company must receive by or on behalf of the indemnitee an undertaking to repay all amounts so advanced if it shall ultimately be determined that the

Under the TBOC, before a corporation can advance expenses incurred by an indemnitee in connection with any legal proceedings, the indemnitee is also required to provide, in addition to a written undertaking to repay any expenses advanced if such indemnitee is ultimately not entitled to indemnification, a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification, which requirement is included in the Texas Bylaws.

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws
indemnitee is not entitled to be indemnified.

With Respect to Stockholders

Stockholder Vote for Fundamental Business Transactions and Charter Amendments
Certain matters requiring stockholder approval under the DGCL, including certain fundamental business transactions and amendments to the certificate of incorporation, require a default vote of a majority in voting power of the outstanding stock of the corporation entitled to vote thereon, unless the certificate of incorporation specifies a higher voting threshold.

Except as described below, the Delaware Charter does not include a higher voting threshold for such business transactions, so the default voting standard applies.

The Delaware Charter requires the affirmative vote of the holders of at least 75% in voting power for specified amendments and transactions involving a public benefit corporation or similar entity, and to amend the provision imposing that 75% requirement.

The Delaware Charter requires the affirmative vote of the holders of at least 66 2/3% in voting power to amend the Delaware Charter.

Under the TBOC, certain matters subject to a shareholder vote, including “fundamental business transactions” such as mergers, sales of all or substantially all of the corporation’s assets, and other transactions, require a default vote of two-thirds of the outstanding shares entitled to vote on the matter, unless the certificate of formation specifies a lower voting threshold.

The Texas Charter provides that, except as otherwise required by the Texas Charter, the affirmative vote of the holders of a majority in the voting power of the outstanding shares of capital stock entitled to vote on the matter, voting as a single class, shall be required to approve any action of the Company which, under the provisions of the TBOC or any other applicable law, is required to be approved by the vote of a specified portion which is in excess of the majority of all then outstanding shares entitled to vote thereon, including any “fundamental action” or “fundamental business transaction.”

The Texas Charter includes the same higher voting thresholds for certain amendments to the Texas Charter as included in the Delaware Charter.

Special Meetings of Stockholders
The Delaware Charter provides that special stockholder meetings may be called only by the Executive Chairman of the Board, the Chief Executive Officer of the Company, or the Board pursuant to a resolution adopted by a majority of the whole Board. Stockholders do not currently have the authority to call a special stockholder meeting under the Delaware Charter or the Delaware Bylaws.

The Texas Charter provides that special shareholder meetings may be called only by the Chairman of the Board, Chief Executive Officer of the Company, the President of the Company to the extent required by the TBOC, the Board pursuant to a resolution adopted by a majority of the Board, or by the Secretary of the Company upon a request by the holders of not less than 50% (or the highest percentage then permitted by the TBOC) of all then outstanding shares of capital stock of the Company entitled to

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws

vote at such special meeting made in accordance with the provisions and requirements of the Bylaws. The Texas Charter additionally provides that if the TBOC is amended to authorize corporate action further eliminating or limiting the ability of shareholders to call special meetings, then the ability of shareholders to call special meetings shall be eliminated or limited to the fullest extent permitted by the TBOC as so amended.

Cancellation or Postponement of Special Stockholder Meeting	The Delaware Charter provides that the Board may postpone, reschedule or cancel a special stockholder meeting previously scheduled by the Board.
Under the TBOC, the Board may not cancel a special meeting of shareholders called by shareholders. The Texas Charter provides that the Board may postpone, recess, adjourn, reschedule, or cancel (to the extent permitted by the TBOC) a special shareholder meeting previously scheduled by the Board.

Action by Written Consent
The Delaware Charter provides that, subject to the rights of holders of any series of preferred stock with respect to such series of preferred stock, any action required or permitted to be taken by the stockholders must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent of such stockholders.

Under the TBOC, shareholders are required to have the option to act by written consent in lieu of a meeting. The Texas Charter and Texas Bylaws provide that, subject to the rights of the holders of any series of preferred stock with respect to such series of preferred stock, any action required or permitted to be taken at any annual or special meeting of the shareholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of outstanding shares of capital stock of the Company entitled to vote on such action.

Restrictions on Business Combinations
The Delaware Charter provides that the Company will not be governed by Section 203 of the DGCL (“Section 203”), and that the restrictions contained in Section 203 will not apply to the Company until immediately following the first time at which both (i) Section 203 by its terms would, but for the provisions of the Delaware Charter, apply to the Company and (ii) none of the Principal Stockholders (as defined in the Stockholders’ Agreement) own (as defined in Section 203) 15% or more of

The Texas Charter provides that the Company will not be governed by Section 21.606 of the TBOC (“Section 21.606”), and that the restrictions contained in Section 21.606 will not apply to the Company until immediately following the first time at which both (i) Section 21.606 would, by its terms and but for the Texas Charter, apply to the Company and (ii) none of the Principal Stockholders (as such term is defined in the Stockholders’ Agreement) beneficially own (as defined in Section 21.603 of the TBOC)

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws

the voting power of all the then outstanding shares of capital stock of the Company. From and after that time, the Company would be governed by Section 203 for so long as Section 203 by its terms would apply to the Company. The Company is not currently subject to Section 203 because these conditions are not satisfied.

See “— Comparison of Stockholder Rights under Delaware and Texas Law— Business Combinations Statute” below.

20% or more of the outstanding voting shares of the Company (as defined in Section 21.601 of the TBOC). From and after that time, the Company would be governed by Section 21.606 for so long as Section 21.606 by its terms would apply to the Company.

See “— Comparison of Stockholder Rights under Delaware and Texas Law— Business Combinations Statute” below.

Exclusive Forum
The Delaware Charter provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware, or, if the Superior Court of the State of Delaware does not have jurisdiction, the United States District Court for the District of Delaware) shall be the exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Delaware Charter or Delaware Bylaws (as either may be amended from time to time) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, the Delaware Charter or Delaware Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine. The Delaware Charter also provides that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of

The Texas Charter provides that the Business Court in the Third Business Court Division of the State of Texas (the “Business Court”) (or, if the Business Court determines it does not have jurisdiction or otherwise cannot, or declines to, hear the applicable cause of action, the United States District Court for the Western District of Texas, Austin Division (the “Federal Court”), or, if the Federal Court lacks jurisdiction or otherwise cannot, or declines to, hear the applicable cause of action, the state district court of Travis County, Texas) shall, to the fullest extent permitted by law, be the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee, shareholder or agent of the Company to the Company or the Company’s shareholders, including a claim alleging the aiding and abetting of such breach of fiduciary duty, (iii) any action asserting a claim arising pursuant to any provision of the TBOC or the Texas Charter or the Texas Bylaws (as either may be amended from time to time) or as to which the TBOC confers jurisdiction on the Business Court, (iv) any action to interpret, apply, enforce or determine the validity of the Texas Charter or the Texas Bylaws, (v) any action asserting a claim related to or involving the Company that is governed by the internal affairs

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws

any complaint asserting a cause of action arising under the Securities Act. The exclusive forum provision in the Delaware Charter does not apply to actions brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

doctrine, (vi) any other action asserting a claim against the Company, its directors, officers or employees constituting an “internal entity claim” as defined under the TBOC, and (vii) any other action within the jurisdiction of the Business Court, including any claims within the supplemental jurisdiction of the Business Court. The Texas Charter also provides that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. The exclusive forum provision in the Texas Charter does not apply to actions brought to enforce any liability or duty created by the Exchange Act.

Stock Ownership Requirement for Derivative Suits; Jury Trials
The Delaware Charter does not include a minimum stock ownership requirement with respect to the right to institute or maintain a derivative suit.

Neither the Delaware Charter nor the Delaware Bylaws includes a mandatory waiver of the right to a jury trial. However, the Delaware Court of Chancery, which has been designated in the Delaware Charter as the forum for internal affairs claims, does not have jury trials.

The Texas Charter provides that the Company affirmatively elects to be governed by Section 21.419 of the TBOC, and that no shareholder of the Company may institute or maintain a derivative proceeding in the right of the Company unless that shareholder is a Shareholder(s) (as defined in Section 21.551(2) of the TBOC) that, at the time the derivative proceeding is instituted, holds at least 1% of the outstanding shares of capital stock of the Company.

The Texas Charter provides that each current or former shareholder, and any beneficial owner of shares, director and officer of the Company irrevocably and unconditionally waives any right it may have to a trial by jury in any legal action, proceeding, cause of action, cross-claim or counterclaim (including with respect to those brought derivatively on behalf of the Corporation) concerning (i) any “internal entity claim” as that term is defined in Section 2.115 of the TBOC, (ii) to the fullest extent permitted by applicable law, in any other claim, action, or proceeding against the

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws
Company or any director, officer, or other employee of the Company, and (iii) any claim arising under or pursuant to the TBOC, the Texas Charter or Texas Bylaws (as either may be amended or restated).

Duration of Proxies	Consistent with the DGCL, the Delaware Bylaws provide that no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.	Consistent with the TBOC, the Texas Bylaws provide that no proxy shall be voted or acted upon after eleven months from its date of execution, unless the proxy provides otherwise.

Comparison of Stockholder Rights under Delaware and Texas Law
The statutory corporate laws of Texas, as contained in the TBOC, are similar in many respects to those of Delaware, as contained in the DGCL. However, there are certain differences that may relate to your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the rights of shareholders of a Texas corporation and the corporate governance of a company in Delaware and in Texas. Certain differences in the legal considerations described below may not affect you in light of the Company’s decision to include certain optional provisions in the Texas Charter and the Texas Bylaws, as permitted by the TBOC.

Issue	Delaware	Texas
Fiduciary Duties
In Delaware, fiduciary duties are generally developed by case law.

In general, directors and officers owe fiduciary duties of care and loyalty (which further include the duties of good faith, oversight, and disclosure) to the corporation and its stockholders.

Controlling stockholders also owe certain fiduciary duties to the corporation and its stockholders.

The duty of care requires directors not to act with gross negligence, including, depending on the facts and circumstances, by being well-informed and gathering and considering reasonably available relevant information.

The duty of loyalty requires directors to act in good faith and under the belief that their actions will be best for the corporation and its stockholders.

Directors are “fully protected” if they rely in good faith upon the records of the corporation and upon such information, opinions, reports or

In Texas, fiduciary duties are generally developed by case law.

Directors and officers owe fiduciary duties of loyalty, care, and obedience to the corporation. In general, directors and officers do not owe fiduciary duties to the corporation’s stockholders.

In general, controlling shareholders do not owe fiduciary duties to the corporation or its stockholders.

The duty of care requires directors and officers be diligent and prudent in managing the company’s affairs and handle their duties with the care that an ordinarily prudent person would use under similar circumstances.

The duty of loyalty requires that directors and officers act in good faith and not allow their personal interests to prevail over the interests of the corporation and its shareholders.

The duty of obedience forbids directors and officers from committing ultra vires acts and from disobeying the law. While Delaware law does not describe

Issue	Delaware	Texas

statements presented to the corporation by any of the corporation’s officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

directors as having “a duty of obedience,” Delaware law similarly provides for such restrictions.

Directors and officers may rely in good faith on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by an officer or employee of the corporation, legal counsel, a certified public accountant, an investment banker, a person who the director or officer reasonably believes possesses professional expertise in the matter, or a committee of the corporation on which the director or officer does not serve.

Business Judgment Rule
Under Delaware law, directors and officers are generally protected by the business judgment rule, which is a presumption that in making a business decision the directors of a corporation acted on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the company. Under the business judgment rule, a court will generally not second-guess directors’ decisions unless the business judgment rule’s presumptions have been rebutted for the challenged decision. If the business judgment rule’s presumptions have been rebutted, directors will not be personally liable absent a finding of non-exculpated fiduciary misconduct. The Delaware Charter has an exculpation provision which forecloses personal liability for monetary damages for breaches of the duty of care for directors and officers. See “— Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws — Limitation of Personal Liability of Directors and Officers” above.

Delaware courts apply enhanced scrutiny in certain scenarios involving the adoption of defensive measures, certain change of control transactions, and certain scenarios impacting stockholders’ voting rights. If enhanced

For a corporation listed on a national securities exchange or that has elected in its governing documents to be governed by Section 21.419 of the TBOC (in either case, a “21.419 Corporation”) the TBOC codifies the business judgment rule and establishes a rebuttable presumption that directors and officers, in deciding upon matters of business, act in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing documents. The TBOC designates the business judgment rule as the governing standard for director and officer liability, including transactions with controlling shareholders. Under Section 21.419, neither a corporation nor its shareholders has a cause of action against a director or officer based on an act or omission in the person’s capacity as a director or officer unless: (1) the claimant rebuts one or more of the presumptions above; and (2) the claimant proves a breach of a duty owed as a director or officer and that the breach involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law. The presumptions established by Section 21.419 are in addition to any legal presumption arising under common law or the TBOC, in favor of

Issue	Delaware	Texas

scrutiny applies, the court generally reviews directors’ actions for reasonableness. Delaware courts apply the most stringent entire fairness standard of review where either (i) a majority of directors who made the challenged decision were interested or lacked independence from an interested party or (ii) certain transactions involving a conflicted controlling stockholder. However, the DGCL provides that if a statutory safe harbor applies, the act or transaction cannot be the subject of equitable relief or give rise to an award of money damages against directors, officers, or controlling stockholders.

any managerial official of a corporation to which this section applies.

The Texas Charter has an exculpation provision which forecloses personal liability for directors and officers’ duty of care breaches.

Interested Party Transaction Approvals
The DGCL provides safe harbor procedures for acts or transactions in which one or more directors or officers, or a controlling stockholder or control group, may have a conflict of interest. If one of the statutory safe harbors applies, the act or transaction at issue may not be the subject of equitable relief or give rise to an award of damages against a director or officer. The DGCL provides that certain acts or transactions involving interested directors or officers will be protected if the act or transaction is (i) approved or, in the case of a committee, recommended for approval, by a majority of the disinterested directors, either serving on the board of directors or a committee of the board of directors, acting in good faith, without gross negligence and with knowledge as to the material facts, (ii) approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon, or (iii) fair to the corporation and its stockholders. If a majority of the directors are not disinterested directors with respect to the act or transaction, any such disinterested director approval or recommendation must be provided through a disinterested director committee that consists of two or more directors. The DGCL provides statutory definitions of what parties constitute a

The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (i) one or more directors or officers of the corporation, or one or more affiliates or associates thereof, or (ii) an entity or other organization in which one or more directors or officers of the corporation, or one or more affiliates or associates thereof, is a “managerial official” or has a financial interest, is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (a) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (1) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum, or (2) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders, or (b) the contract or transaction is fair to the corporation when the contract or

Issue	Delaware	Texas

controlling stockholder or control group and safe harbor procedures that can be followed to insulate from challenge specified acts or transactions from which a controlling stockholder or control group receives a unique benefit.

A controlling stockholder transaction that does not constitute a “going private transaction” may be entitled to the statutory safe harbor protection if it is (i) approved or recommended for approval by a majority of the directors serving on a committee of disinterested directors expressly delegated the authority to negotiate (or oversee the negotiation of) and to reject the controlling stockholder transaction, acting in good faith, without gross negligence and with knowledge of the material facts, (ii) approved or ratified by the informed and uncoerced vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon and is conditioned on such approval or ratification at or prior to the time it is submitted to stockholders, or (iii) fair to the corporation and its stockholders. A controlling stockholder transaction that constitutes a “going private transaction” may be entitled to the statutory safe harbor protection if items (i) and (ii) of the foregoing sentence are both obtained or the act or transaction is fair to the corporation and its stockholders. The DGCL provides criteria for determining the disinterestedness of directors and stockholders and provides for a rebuttable presumption of independence for directors that satisfy exchange rules for independence.

transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.

The TBOC differs from the DGCL’s interested party transaction statute in that it expressly provides that if at least one of the above conditions is satisfied, neither the 21.419 Corporation nor any of the 21.419 Corporation’s shareholders will have a cause of action against any of the 21.419 Corporation’s directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person had an applicable relationship or interest, unless the cause of action is permitted by Section 21.419 of the TBOC.

Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock
Under the DGCL, except as provided below, the board cannot increase or decrease the amount of authorized capital stock without stockholder approval unless the increase in the number of authorized shares is in connection with a forward stock split, in which case the number of authorized shares can be increased up to an amount proportionate to the subdivision without

Under the TBOC, once stock has been issued, the board cannot unilaterally increase or decrease the amount of authorized capital stock without shareholder approval unless (i) the increase in the number of authorized shares is in connection with a forward stock split, in which case the number of authorized shares can be increased to an amount proportionate to the same

Issue	Delaware	Texas

stockholder approval, provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation). Under Section 242(b)(2) of the DGCL, a separate class vote is required by default to increase or decrease the authorized shares of a class of stock, but the Delaware Charter contains a provision opting out of this class vote requirement. See “Comparison of Stockholder Rights under Delaware and Texas Law — Charter Amendments” below.

Unless otherwise provided in any certificate of designations designating any series of preferred stock, the number of shares of stock of any such series may be increased (but not above the total number of authorized shares of the class) or decreased (but not below the number of shares thereof then outstanding) by resolution of the board of directors upon the filing of a certificate of increase or decrease with the Delaware Secretary of State. Unless otherwise provided in the certificate of incorporation, when no shares of any such series of preferred stock are outstanding, either because none were issued or because no issued shares of any series remain outstanding, the board of directors may eliminate such series of preferred stock by resolution of the board of directors upon the filing of a certificate with the Delaware Secretary of State.

multiple by which the number of issued shares is subdivided as a result of the forward stock split without shareholder approval, or (ii) the decrease is in connection with a reverse stock split primarily for the purpose of maintaining the listing eligibility of the class of shares on any applicable national securities exchange, in which case the number of authorized shares can be decreased to an amount proportionate to the same multiple by which the number of issued shares is combined as a result of the reverse stock split without shareholder approval, provided in both cases that the corporation only has one class of stock outstanding and such class is not divided into series (unless shareholder approval is expressly required by the certificate of formation).
With respect to a series of shares of preferred stock established by the board of directors if authorized by the corporation’s certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number of shares in that series that are issued at the time of the decrease.

Number of Directors
Under the DGCL, the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors. If the certificate of incorporation fixes the number of directors, then a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Under the TBOC, the number of directors shall be set by, or in the manner provided by, the certificate of formation or bylaws, except that the number of directors on the initial board of directors must be set by the certificate of formation.

The number of directors may be increased or decreased by amendment to, or as provided by, the certificate of formation or bylaws.

Issue	Delaware	Texas

If the certificate of formation or bylaws do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.

Procedures for Filling Vacant Directorships
Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws: (i) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (ii) whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

In the case of a Delaware corporation the directors of which are divided into classes, all directors chosen under (i) or (ii) of the above shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified.

For more information on the procedures for filling vacant directorships under the Delaware Charter, see “— Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws — Procedures for Filling Vacant Directorships” above.

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose.

The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.
Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

Unless otherwise authorized by a corporation’s certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (i) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (ii) by the sole remaining director elected in that manner; or (iii) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

Issue	Delaware	Texas

For more information on the procedures for filling vacant directorships under the Texas Charter, see “— Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws — Procedures for Filling Vacant Directorships” above.

Committees
Under the DGCL, the board of directors may, by resolution adopted by a majority of the whole board, designate one or more committees, each consisting of one or more directors of the corporation. The board may also designate one or more director(s) as alternate committee members who can replace any absent or disqualified member at any committee meeting. The board or the bylaws of the corporation can authorize any committee to have and to exercise all the powers and authority of the board in the management of the business and affairs of the corporation, but no committee of a corporation shall have the power or authority in reference to the following matters: (i) approving or adopting or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by this chapter to be submitted to stockholders for approval or (ii) adopting, amending or repealing any bylaw of the corporation.

Under the TBOC, the board of directors may designate committees composed of one or more directors if authorized by the certificate of formation or the bylaws of the corporation. Once appointed, a committee has the full authority of the board of directors, though such authority may be limited by the resolution that created the committee, the certificate of formation, the bylaws, or the TBOC. A committee cannot (i) amend the certificate of formation, except to establish a series of shares, change the number of shares in a series, or eliminate a series of shares; (ii) propose a reduction of stated capital; (iii) approve a plan of merger, share exchange, or conversion; (iv) recommend to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the ordinary course of business; (v) recommend to the shareholders a voluntary winding up and termination or revocation of such action; (vi) amend, adopt, or repeal bylaws; (vii) fill board vacancies; (viii) fill committee vacancies or designate alternate committee members; (ix) fill vacancies due to an increase in the number of directors; (x) elect or remove officers or committee members; (xi) set committee member compensation; or (xii) alter or repeal a board resolution that states that the board resolution cannot be amended or repealed by a committee.

The board of directors of a 21.419 Corporation may adopt resolutions that authorize the formation of a committee of independent and disinterested directors to review and approve transactions, whether or not

Issue	Delaware	Texas

contemplated at the time of the committee’s formation or a petition under Section 21.4161 of the TBOC, involving the 21.419 Corporation or any of its subsidiaries and a controlling shareholder, director, or officer.

Special Meetings of the Stockholders
Under the DGCL, the board of directors, or any other one or more persons authorized in the certificate of incorporation or bylaws, may call a special meeting of stockholders. Stockholders do not have a default statutory right to call a special meeting, but the certificate of incorporation or bylaws for the corporation may provide for such right. The Delaware Charter and Bylaws do not provide such a right.

Under the TBOC, special meetings of the shareholders of a corporation may be called by: (i) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation; or (ii) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.

Under the TBOC, a corporation cannot prohibit its shareholders from calling a special meeting of shareholders.

For more information on the stockholder special meeting rights provided in the Texas Charter, see “— Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws — Special Meetings of Stockholders” above.

Adjournment of Stockholder Meetings
Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned to another time or place without notice if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are: (i) announced at the meeting at which the adjournment is taken; (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication; or (iii) set forth in the notice of meeting.

Under the TBOC, unless the certificate of formation or bylaws provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting.

The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting.

Generally, under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purpose or

Issue	Delaware	Texas

Under the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting, or each stockholder of record entitled to vote at the adjourned meeting as of the new record date set for notice of the adjourned meeting, respectively.

At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.
purposes described in the notice.

Voting by Proxy
Under the DGCL, each stockholder entitled to vote at a meeting of stockholders (or to act by written consent in lieu of a meeting) may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from its date unless a longer period is provided in the proxy.

Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is valid for eleven months from its date of execution unless a longer period is provided in the proxy.

Quorum and Required Vote
Under the DGCL, the certificate of incorporation or bylaws of any Delaware corporation authorized to issue stock may specify the number of shares and/or the amount of other securities having voting power the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of such class or series or classes or series.

The Delaware Bylaws provide that the holders of a majority of the voting power of all the outstanding shares of stock of the Delaware Corporation

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a Texas corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation of a corporation may provide that a quorum is present only if: (i) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (ii) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.

The Texas Bylaws provide that the holders of a majority of the voting power of all the outstanding shares of

Issue	Delaware	Texas

entitled to vote at the meeting, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the voting power of all of the outstanding shares of such class or series, represented in person or by proxy, shall constitute a quorum of such class or series for the transaction of such business.

In the absence of such specification in the certificate of incorporation or bylaws of the corporation: (i) a majority in voting power of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (ii) in all matters other than the election of directors, the affirmative vote of the majority in voting power of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (iii) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (iv) where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

The Delaware Bylaws provide that, subject to the rights of the holders of any series of Preferred Stock, directors shall be elected by a plurality of the votes cast by the holders of shares stock of the Texas Corporation entitled to vote at the meeting, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the voting power of all of the outstanding shares of such class or series, represented in person or by proxy, shall constitute a quorum of such class or series for the transaction of such business.

The certificate of formation or bylaws of a corporation may provide that a director of a corporation shall be elected only if the director receives: (i) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (ii) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (iii) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. If no standard is specified, directors of a corporation shall be elected by a plurality of the votes cast.

The Texas Bylaws provide that, subject to the rights of the holders of any series of Preferred Stock, directors shall be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting and entitled to vote in such election.

Subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the

Issue	Delaware	Texas

present in person or represented by proxy at the meeting and entitled to vote in such election. The Delaware Bylaws further provide that, in non-binding advisory matters with more than two possible vote choices, the plurality of the votes cast by the holders of outstanding shares of stock of the Delaware Corporation present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the recommendation of the stockholders. For all other matters, unless a different or minimum vote is required, the Delaware Bylaws provide that the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Delaware Corporation present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders.

A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders. With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the certificate of formation or bylaws of a corporation may provide that the act of the shareholders of the corporation is: (i) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (ii) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (iii) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (iv) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.

The Texas Bylaws provide that, in non-binding advisory matters with more than two possible vote choices, the plurality of the votes cast by the holders of outstanding shares of stock of the Texas Corporation present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the recommendation of the stockholders. For all other matters, unless a different or minimum vote is required, the Texas Bylaws provide that the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Texas

Issue	Delaware	Texas
Corporation present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders.

Stockholder Vote for Fundamental Business Transactions
Under the DGCL, a majority in voting power of the outstanding stock of the corporation entitled to vote thereon generally must approve fundamental changes, such as: (i) certain mergers or consolidations; (ii) a sale, lease, or exchange of all or substantially all of the corporation’s assets (provided that no stockholder authorization or consent is required (a) to mortgage or pledge the corporation’s property and assets unless the certificate of incorporation so requires or (b) where the property or assets in the sale, lease or exchange is collateral that secures a mortgage or is pledged to a secured party and certain additional conditions are met); (iii) dissolution; (iv) conversion of a domestic corporation to other entities; and (v) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.

There is no specific quantity or percentage that definitively governs whether a given portion of assets to be sold constitutes substantially all of assets. Instead, the inquiry hinges on a fact-intensive evaluation of whether the assets to be sold are quantitatively and qualitatively vital to the business of the corporation.

For more information on the stockholder vote requirements for fundamental business transactions under the Delaware Charter, see “— Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws — Stockholder Vote for Fundamental Business Transactions and Charter Amendments” above.

Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation of a corporation, shareholders holding at least two-thirds of the outstanding shares entitled to vote on the matter must typically approve fundamental business transactions such as: (i) a merger; (ii) an exchange; (iii) a conversion; or (iv) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. No approval is required, however, for a sale of assets made in the usual and regular course of the corporation’s business. Under the TBOC, even the transfer of substantially all of a corporation’s assets is deemed not to require shareholder approval if the corporation continues directly or indirectly to engage in one or more businesses.

The certificate of formation can provide for a different threshold of approval for fundamental business transactions, but not less than a majority of the shares entitled to vote.

Except as otherwise provided by the TBOC, if a class or series of shares is entitled to vote as a class or series on a fundamental business transaction, the affirmative vote of the holders of at least two-thirds of the outstanding shares in each such class or series of shares entitled to vote on the transaction as a class or series is also required to approve the fundamental business transaction, unless a different threshold, not less than a majority, is specified in the certificate of formation. Shares entitled to vote as a class or series are only entitled to vote as a class or series on the fundamental business transaction unless that class or series is otherwise entitled to vote on each matter submitted to the shareholders generally

Issue	Delaware	Texas

or is otherwise entitled to vote under the certificate of formation.

The TBOC allows a corporation to provide in its certificate of formation that all shares vote as a single class for the purpose of approving any matter, even in transactions that would otherwise require approval by separate class vote.

For more information on the stockholder vote requirements for fundamental business transactions under the Texas Charter, see “— Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws — Stockholder Vote for Fundamental Business Transactions and Charter Amendments” above.

Business Combinations Statute
Under the DGCL, unless a Delaware corporation’s certificate of incorporation or bylaws (original, or approved by stockholders) provide otherwise, Delaware corporations that have a class of voting stock listed on a national securities exchange or held of record by 2,000 or more persons are prohibited from entering into any “business combination” with any “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder. The DGCL generally defines a “business combination” when used in reference to any corporation and any interested stockholder of such corporation as (i) certain mergers and consolidations; (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of the corporation or any majority-owned subsidiary of the corporation; (iii) certain transactions that would result in the issuance or transfer of stock of the corporation or any majority-owned subsidiary of the corporation to an interested stockholder; (iv) certain

Under the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such corporation, (b) the aggregate market value of the outstanding voting stock of such corporation or (c) the earning power or net income of such corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations,

Issue	Delaware	Texas

transactions that have the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation or any majority-owned subsidiary of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any majority-owned subsidiary of the corporation, subject to certain exceptions.

“Interested stockholder” is generally defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period before the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.

The DGCL provides an exception to this prohibition if: (i) the corporation’s board of directors approved either the business combination or the transaction in which the interested stockholder became an interested stockholder prior to the time the interested stockholder became an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of that company (excluding shares owned by persons who are directors and also officers, and employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer) in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by the board of directors and the affirmative vote of at least two-thirds of that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.

“Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of an issuing public corporation.

“Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Exchange Act (15 U.S.C. Section 77b et seq.), as amended; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not

Issue	Delaware	Texas

the votes entitled to be cast by disinterested stockholders at an annual or special meeting (and not by written consent).

A corporation may expressly elect in its certificate of incorporation to not be governed by this statute.

The Delaware Charter provides that the Delaware Corporation will not be governed by this statute until certain conditions exist. For more information, see “— Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws — Restrictions on Business Combinations” above.

beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership.

The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.

A corporation may expressly elect in its certificate of formation to not be governed by this statute.
The Texas Charter provides that the Texas Corporation will not be governed by this statute until certain conditions exist. For more information, see “— Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws — Restrictions on Business Combinations” above.

Charter Amendments
Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved by (i) the board of directors and (ii) the holders of a majority in voting power of the corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number or adds additional class or series votes. Whether or not entitled to vote by the certificate of incorporation, the holders of the outstanding shares of a class are entitled to vote as a class on a proposed amendment, if the amendment would (i) increase or decrease the aggregate number of authorized shares of such class; (ii) increase or decrease the par value of the shares of such class; or (iii) alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. However, the DGCL permits corporations to provide in their certificate of incorporation, and the Delaware Charter so provides, that no separate class vote(s) shall be required to increase or decrease the aggregate number of

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of the Texas corporation entitled to vote thereon, unless a different threshold, not less than a majority, is specified in the certificate of formation. If a class or series of shares is entitled to vote as a class or series on an amendment to the certificate of formation, the affirmative vote of the holders of at least two-thirds (unless a different threshold, not less than a majority, is specified in the certificate of formation) of the outstanding shares in each such class or series of shares entitled to vote on the amendment as a class or series is also required to approve an amendment to the certificate of formation, although the TBOC allows corporations to provide in their certificate of formation that all shares vote as a single class for such an amendment. In addition, the TBOC allows corporations to provide in their certificate of formation, and the Texas Charter so provides, that no

Issue	Delaware	Texas

authorized shares of such class, in which case a share increase/decrease amendment would instead be approved by the holders of all outstanding shares, voting together as a single class.

In addition, the DGCL provides that unless otherwise expressly required by the certificate of incorporation: (i) no meeting or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (ii) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders otherwise required if: (a) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, (b) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (c) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made in accordance with the DGCL, the votes cast for the amendment by the separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of a class, in which case a share increase/decrease amendment would instead be approved by the holders of a majority of all outstanding shares entitled to vote thereon, voting together as a single class.

For more information on requirements for charter amendments under the Texas Charter, see “— Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws — Stockholder Vote for Fundamental Business Transactions and Charter Amendments” above.

Issue	Delaware	Texas

holders of such class exceed the votes cast against the amendment by the holders of such class.

For more information on requirements for charter amendments under the Delaware Charter, see “— Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws — Stockholder Vote for Fundamental Business Transactions and Charter Amendments” above.

Bylaw Amendments
Under the DGCL, stockholders of a Delaware corporation entitled to vote have the right to amend, repeal or adopt the bylaws. If a Delaware corporation’s certificate of incorporation so provides, the Delaware corporation’s board of directors may also have the right to amend, repeal or adopt the bylaws. The Delaware Charter provides that the Board is expressly authorized to adopt, amend or repeal the Delaware Bylaws.

Generally, under the TBOC, the board of directors may amend, repeal or adopt bylaws. However, the shareholders may amend, repeal or adopt bylaws even if the directors also have that power, and a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw.

The Texas Charter provides that the Board is expressly authorized to adopt, amend or repeal the Texas Bylaws.

Dividends and Distributions
Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus (as determined under the DGCL) or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.

A Delaware corporation may not pay dividends if doing so would render the corporation insolvent in the sense that its liabilities exceed its assets or it could not pay its debts as they come due, and also may not pay dividends if doing so would impair the corporation’s ability to

Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.

Under the TBOC, a Texas corporation may not make a distribution if such

Issue	Delaware	Texas
continue as a going concern.
distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless a Texas corporation is in receivership or the distribution is made in connection with the winding up and termination of the Texas corporation, if it either renders the Texas corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the Texas corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.

Stock Redemption and Repurchase
Under the DGCL, a Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A Delaware corporation may, however, purchase or redeem out of capital any of its own shares that are entitled upon any distribution of its assets, whether by dividend or in liquidation, to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired upon their acquisition and the capital of the corporation reduced. However, a corporation may not purchase redeemable shares for a price greater than that at which they may then be redeemed.

In addition, a Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation insolvent in the sense that its liabilities exceed its assets or it could not pay its debts as they come due, and also may not repurchase or redeem shares if doing so would impair the corporation’s ability to continue as a going concern.

As noted above, under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

Issue	Delaware	Texas
Ratification
Under the DGCL, there is a codified ratification process for defective corporate actions.

The board of directors must adopt a resolution ratifying the defective corporate action and, if stockholder approval would have been required for the defective corporate action to have been taken, the defective corporate action must be submitted to stockholders for approval.

In addition to the foregoing, under the DGCL, the corporation, any successor entity to the corporation, any director, or certain stockholders may apply to the Delaware Court of Chancery for an order determining the validity and effectiveness of defective corporate acts, including, without limitation, to confirm whether a prior ratification was valid and effective and whether a defective corporate act may be validated even if not previously ratified. In connection with such applications, the Delaware Court of Chancery has broad discretion to fashion appropriate relief, including, without limitation, declaring ratifications effective, validating and declaring effective any defective corporate act, and making such other orders regarding such matters as it deems proper under the circumstances.

Under the TBOC, there is a codified ratification process for defective corporate acts.

The board of directors must adopt a resolution and then submit the ratified defective corporate act for shareholder approval (which shareholder approval is subject to certain exceptions). In the absence of actual fraud in the transaction, the judgment of the board of directors of a Texas corporation that shares of the Texas corporation are valid shares or putative shares is conclusive, unless otherwise determined by a Texas district court or the Texas Business Court.

Inspection of Books and Records
Under the DGCL, any stockholder may inspect, and make copies and extracts from, a Delaware corporation’s books and records during normal business hours for any proper purpose (defined to mean a purpose reasonably related to the stockholder’s interest as a stockholder) upon written demand under oath stating the purpose of the inspection. The DGCL defines “books and records” to mean a specific set of materials that includes the governing documents, certain agreements with stockholders, minutes of certain board and stockholder meetings, certain communications with stockholders generally within the three years

Under the TBOC, a shareholder may inspect certain books and records of a Texas corporation during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months prior to such demand.

If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the Texas corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in

Issue	Delaware	Texas

preceding the date of the demand, certain actions by written consent of the board and stockholders, annual financial statements for the three years preceding the date of the demand and director and officer independence questionnaires. The stockholder may only inspect books and records if the stockholder’s demand is made in good faith, is for a proper purpose, describes with reasonable particularity the stockholder’s purpose and the books and records sought, and the books and records sought are specifically related to the stockholder’s purpose.

The DGCL provides that the corporation may impose reasonable restrictions on the confidentiality, use, and distribution of books and records and may require, as a condition to producing books and records, that the stockholder stipulate that any books and records received are deemed incorporated by reference in any follow-on complaint in a plenary action relating to the subject matter of the demand. The corporation may redact portions of any books and records produced to the stockholder to the extent the portions so redacted are not specifically related to the stockholder’s purpose

If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court of Chancery for an order to compel such inspection. The Delaware Court of Chancery has exclusive jurisdiction to determine whether or not the person seeking inspection of books and records is entitled to the inspection sought.

The Delaware Court of Chancery may not order inspection of any documents beyond those defined as “books and records” unless either of two exceptions applies. First, if the enforcing the shareholder’s rights under the TBOC to examine such materials.

A Texas corporation may defend against an inspection action by establishing that the shareholder: (i) has sold or offered for sale, or has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purpose of selling, a list of shareholders or of holders of voting trust certificates for shares of the Texas corporation or any other corporation within the two years preceding the date the action is brought; (ii) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (iii) was not acting in good faith or for a proper purpose in making the request.

The TBOC (i) provides that emails, text messages, and social media information are not considered corporate records unless effectuating a corporate action and (ii) deems written demands from shareholders of a 21.419 Corporation to inspect corporate records to not be for proper purpose if they are made in connection with active or pending derivative suits or litigation involving the corporation as an adversarial party.

Issue	Delaware	Texas

corporation does not have certain materials defined as “books and records,” the Delaware Court of Chancery may order the production of their functional equivalent only if and to the extent the stockholder has met other requirements of the books and records statute and only to the extent necessary and essential to fulfill the stockholder’s proper purpose. Second, the Delaware Court of Chancery may order production of additional materials only if and to the extent (i) the stockholder has met other requirements of the books and records statute, (ii) the stockholder made a showing of compelling need for inspecting such materials to further the stockholder’s proper purpose, and (iii) the stockholder has demonstrated by clear and convincing evidence that such specific materials are necessary and essential to further their proper purpose.

Limitation of Personal Liability of Directors, Officers and Controlling Stockholders
Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the director’s or officer’s duty of loyalty to the corporation or its stockholders; (ii) a director or officer for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) a director declaring an unlawful dividend or approving an unlawful stock purchase or redemption; (iv) a director or officer for any transaction from which they derived an improper personal benefit from the corporation; or (v) an officer in any action by or in the right of a Delaware corporation.

The Delaware Charter contains

Under the TBOC, a Texas corporation is permitted to provide that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer, respectively.

The TBOC does not, however, permit any limitation of the liability of a director or officer for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director or officer is

Issue	Delaware	Texas

provisions limiting the personal liability of directors and officers. For more information, see “— Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws — Limitation of Personal Liability of Directors and Officers” above.

The DGCL further provides that controlling stockholders and members of control groups, in their capacity as such, cannot be liable for monetary damages for breach of the fiduciary duty of care.

expressly provided by an applicable statute (such as wrongful distributions).

The TBOC also provides that 21.419 Corporations and their shareholders would not have a cause of action against a director or officer of the 21.419 Corporation as a result of any act or failure to act, unless: (i) the presumption of the business judgment rule is rebutted; (ii) the director’s or officer’s act or failure to act constituted a breach of a fiduciary duty; and (iii) such breach involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law.

The Texas Charter contains provisions limiting the personal liability of directors and officers. For more information, see “— Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws — Limitation of Personal Liability of Directors and Officers” above.

Considerations by Directors Permitted by Statute
Under the DGCL, except for corporations that have opted to become public benefit corporations, directors of Delaware corporations do not have any express statutory authority to consider constituencies beyond the corporation’s stockholders, in their capacity as such, when discharging their fiduciary duties. Delaware case law provides that fiduciary duties generally require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders and that directors can consider the interests of other constituencies so long as doing so serves the ultimate goal of value maximization.

Under the TBOC, in discharging the duties of a director and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.

In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from

Issue	Delaware	Texas

considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.

Texas also has a public benefit corporation statute that is similar in many respects to the DGCL provisions for public benefit corporations.

Business Opportunities
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own. Factors to be considered include: (i) whether the corporation is financially able to exploit the opportunity; (ii) if the opportunity is within the corporation’s line of business; (iii) whether the corporation has an interest or expectancy in the opportunity; and (iv) whether by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to the officer’s or director’s duties to the corporation.

The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or in being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

The Delaware Charter renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, certain corporate opportunities. The Delaware Charter provides that, to the extent permitted by applicable law, the Principal Stockholders and their affiliates, and any member of the Board that is not also an officer of the Company have

Texas law is substantially similar to Delaware law with respect to the corporate opportunity doctrine.

The TBOC permits a Texas entity to renounce, in its certificate of formation or by action of its board of directors, an interest or expectancy of the entity in, or an interest or expectancy of the entity in being offered an opportunity to participate in, specified business opportunities or a specified class or category of business opportunities presented to the entity or one or more of its directors, officers or owners.

The Texas Charter renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, certain corporate opportunities. The Texas Charter provides that, to the extent permitted by applicable law, the Principal Stockholders and their affiliates, and any member of the Board that is not also an officer of the Company have no duty to refrain from engaging in similar activities or lines of business as the Company, investing or owning any interest publicly or privately in, or developing a business relationship with, any business that is competitive or in the same line of business as the Company or entering any agreements to provide services to a business that is competitive or in the same line of business as the Company or acting as an officer, director, member, manager, advisor to, or principal of, such business. The Texas Charter additionally provides that if the

Issue	Delaware	Texas

no duty to refrain from engaging in similar activities or lines of business as the Company, investing or owning any interest publicly or privately in, or developing a business relationship with, any business that is competitive or in the same line of business as the Company or entering any agreements to provide services to a business that is competitive or in the same line of business as the Company or acting as an officer, director, member, manager, advisor to, or principal of, such business. The Delaware Charter additionally provides that if the Principal Stockholders or their affiliates, or any member of the Board that is not also an officer of the Company, acquire knowledge of a potential transaction or business opportunity that could be a corporate opportunity, they have no duty to communicate or offer such corporate opportunity to the Company.

Principal Stockholders or their affiliates, or any member of the Board that is not also an officer of the Company, acquire knowledge of a potential transaction or business opportunity that could be a corporate opportunity, they have no duty to communicate or offer such corporate opportunity to the Company.

Indemnification of Directors and Officers
Under the DGCL, a Delaware corporation is permitted to indemnify any person who is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his

Under the TBOC, a Texas corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against judgments and against expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith; (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

If, however, the person is found liable to a Texas corporation, or is found liable on the basis that he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of

Issue	Delaware	Texas

or her conduct was unlawful.

In connection with any threatened, pending or completed action or suit by or in the right of the corporation involving a person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a Delaware corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. These rights are not exclusive of any other indemnification rights that may be granted by a Delaware corporation to its directors, officers, employees or agents.

reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

A corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (a) the corporation’s governing documents; (b) general or specific action of the corporation’s board of directors; (c) resolution of the shareholders; (d) contract; or (e) common law.

Advancement of Expenses
Under the DGCL, expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not

Under the TBOC, a corporation may pay or reimburse reasonable expenses incurred by a present director or delegate who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (i) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (ii) a written

Issue	Delaware	Texas
entitled to be indemnified by the corporation as authorized in Section 145 of the DGCL.
undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

Procedure for Indemnification
Under the DGCL, a determination that indemnification of a director or officer is appropriate generally must be made: (i) by a majority vote of the directors who are not parties to the action, suit or proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders.

Under the TBOC, a determination that indemnification is appropriate generally must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii) above; (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.

Mandatory Indemnification
The DGCL requires indemnification for expenses (including attorneys’ fees) actually and reasonably incurred with respect to any claim, issue or matter on which the director or “officer” (as defined for purposes of Section 145(c) of the DGCL) is successful on the merits or otherwise, in the defense of the proceeding.
The TBOC requires indemnification for reasonable expenses actually incurred only if the director is wholly successful, on the merits or otherwise, in the defense of the proceeding.

Selection of Forum/Venue
Under the DGCL, a Delaware corporation’s certificate of incorporation or bylaws may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware, and no provision of a Delaware corporation’s certificate of incorporation or bylaws may prohibit bringing such claims in the courts of Delaware.

Under the TBOC, the governing documents of a Texas entity may require, consistent with applicable state and federal jurisdictional requirements, that any internal entity claims shall be brought only in a court in Texas.

“Internal entity claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs

Issue	Delaware	Texas

“Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity; or (ii) as to which the DGCL confers jurisdiction upon the Delaware Court of Chancery.

The DGCL provides that, with respect to claims that are not internal corporate claims, the certificate of incorporation or bylaws may require stockholders, when acting in their capacity as stockholders or in the right of the corporation, to bring any or all such claims only in 1 or more prescribed forums or venues, if such claims relate to the business of the corporation, the conduct of its affairs, or the rights or powers of the corporation or its stockholders, directors or officers; provided that such requirement is consistent with applicable jurisdictional requirements and allows a stockholder to bring such claims in at least 1 court in Delaware that has jurisdiction over such claims.

For more information on the exclusive forum provisions in the Delaware Charter, see “— Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws — Exclusive Forum” above.

include the rights, powers, and duties of the entity’s governing persons, officers, owners, and members, and matters relating to the entity’s membership or ownership interests.

The TBOC allows a corporation to identify a particular court in Texas as its sole venue, subject to jurisdictional limits.

For more information on the exclusive forum provisions in the Texas Charter, see “— Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws — Exclusive Forum” above.

Pre-Suit Demand in Derivative Suits
Under Delaware court rules and case law, in order for a stockholder to commence a derivative action on behalf of the corporation, the stockholder must (i) make a demand on the company’s board of directors or (ii) show that demand would be futile. Demand will be deemed futile if at least half the members of the board of directors in receipt of the demand (i) received a material personal benefit from the alleged misconduct that is the subject of the litigation demand, (ii) faces a substantial likelihood of liability on any of the claims that would be the subject of the litigation demand, or (iii) lacks independence from someone who received a material personal benefit from the alleged misconduct that would

Texas is a universal demand jurisdiction. A shareholder may not institute a derivative proceeding until the 91st day after the date on which a written demand is filed with the corporation stating with particularity the act, omission or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action.

The foregoing waiting period is not required or, if applicable, will terminate if (i) the shareholder has been notified that the demand has been rejected by the corporation, (ii) the corporation is suffering irreparable injury, or (iii) irreparable injury to the corporation would result by waiting for the expiration

Issue	Delaware	Texas

be the subject of the litigation demand or who would face a substantial likelihood of liability on any of the claims that are the subject of the litigation demand.

If demand is excused, the board of directors of a Delaware corporation may form an independent special litigation committee to take control of the litigation. If demand is received and the board of directors or a board committee refuses to pursue litigation, the business judgment rule applies to the decision of the board of directors or board committee.
of the 90-day period.

Stock Ownership Requirement for Derivative Suits; Jury Trials
Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law, and the plaintiff maintains such ownership throughout the litigation. A limited number of Delaware corporations (not including the Delaware Corporation) may have included an ownership threshold for derivative claims in their bylaws, however, Delaware courts have not opined on the enforceability of these provisions.

Jury trials are generally not available in the Delaware Court of Chancery, which is the venue in which stockholder suits relating to the internal affairs of a Delaware corporation are typically filed.

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (i) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (ii) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation. The TBOC allows corporations with common shares listed on a national securities exchange and corporations with over 500 shareholders that have elected to be governed by Section 21.419 of the TBOC to set an ownership threshold in their governing documents (not to exceed 3% of outstanding shares) that shareholders must satisfy to bring a derivative claim.

The TBOC allows a Texas corporation to include a waiver of jury trial in its certificate of formation or bylaws, and that such waiver will constitute a knowing waiver if enforced against a party approving the certificate of formation or bylaws or acquiring a security after the adoption of such certificate of formation or bylaws, continuing to hold a security of a public company after such certificate of formation or bylaws are adopted or by other methods permitted under law.

For more information on the stock ownership requirement for derivative suits and jury trial waiver provisions in the

Issue	Delaware	Texas
Texas Charter, see “— Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws — Stock Ownership Requirement for Derivative Suits; Jury Trials” above.

Dissent and Appraisal Rights
Under the DGCL, a stockholder or “beneficial owner” (as defined in Section 262 of the DGCL) of a corporation that is a constituent in a merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of their shares as determined by a Delaware court.

Under the DGCL, stockholders have no appraisal rights in the event of a merger, consolidation, conversion, domestication, transfer or continuance if (i) prior to the effective time of the transaction the stock of the corporation is listed on a national securities exchange or is held of record by more than 2,000 stockholders, and (ii) in the merger, consolidation, conversion, domestication, transfer or continuance, they receive solely shares of stock of the surviving corporation or entity or of any other corporation that at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders.

Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if: (i) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (a) listed on a national securities exchange, or (b) held of record by at least 2,000 owners, (ii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive, and (iii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (a) ownership interests, or depository receipts in respect

Issue	Delaware	Texas

of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance, or (ii) held of record by at least 2,000 owners, (b) cash instead of fractional ownership interests the owner would otherwise be entitled to receive, or (c) any combination of the ownership interests and cash above.

Under the TBOC, an owner of an ownership interest in a Texas domestic entity subject to dissenters’ rights is entitled to dissent from an amendment to a Texas for-profit corporation’s certificate of formation to add required provisions to elect to be a public benefit corporation or delete required provisions, which in effect cancels the corporation’s election to be a public benefit corporation if the owner owns shares that were entitled to vote on the amendment; except such owner may not dissent if the shares held by the owner are part of a class or series of shares listed on a national securities exchange or held of record by at least 2,000 owners.

Independence of Corporate Statute	Delaware does not have an analogous statute.	The TBOC prohibits the plain meaning of the statutes under the TBOC from being supplanted, contravened, or modified by the laws or judicial decisions of any other jurisdiction.

Judicial Certification of Committees and Panels	Delaware does not have an analogous statute.
The TBOC permits corporations to request a court, at the start of a transaction or investigation of a derivative claim, to judicially determine the independence and disinterestedness of directors on committees reviewing transactions or individuals on panels reviewing derivative claims. Future challenges to independence or disinterestedness would require new facts.

No Impact on NYSE or NYSE Texas Listing or SEC Reporting Obligations
We will continue to be a publicly traded company following completion of the Texas Reincorporation, and the Delaware Corporation Common Stock will continue to be listed on NYSE and NYSE Texas as the Texas Corporation

Common Stock and traded under the symbol “AESI.” The Company will continue to file required periodic reports and other documents with the SEC. We do not expect any interruption in trading as a result of the Texas Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Texas Reincorporation as we and our stockholders were prior to the Texas Reincorporation.
No Material Accounting Implications
Effecting the Texas Reincorporation will not have any material accounting implications.
No Exchange of Stock Certificates Required
Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Common Stock will automatically be converted into one share of Texas Corporation Common Stock, and stock certificates will represent the same number of shares of the Texas Corporation as they represented of the Delaware Corporation.
No Impact on Eligible Derivative Actions
The Plan of Conversion provides that the Texas Reincorporation will not extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Delaware Corporation (including any appeal from such a derivative action or suit) that is pending at the Effective Time or extinguish or adversely affect the standing or ability of any such person or entity to initiate such a derivative action or suit on behalf of the Delaware Corporation regarding acts, omissions or transactions occurring prior to the Effective Time if such person or entity was a stockholder or beneficial owner of the Delaware Corporation at the time of such act, omission or transaction, provided that, in each case, such person or entity maintains such person’s or entity’s status as a shareholder or beneficial owner of the Texas Corporation through the pendency of any such derivative action or suit. Following the Effective Time, the Texas Corporation will not assert that the Texas Reincorporation, or the application of the laws of the State of Texas to the Texas Corporation, extinguished or adversely affected the standing or ability (as applicable) of any such plaintiff to initiate or maintain any such derivative action or suit.
Certain U.S. Federal Income Tax Consequences of the Texas Reincorporation
The following is a general discussion of certain U.S. federal income tax consequences of the Texas Reincorporation to U.S. holders (as defined below) of Delaware Corporation Common Stock who receive Texas Corporation Common Stock upon the conversion of their Delaware Corporation Common Stock pursuant to the Texas Reincorporation. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations promulgated thereunder, judicial interpretations thereof and published rulings and other positions of the U.S. Internal Revenue Service (“IRS”), each as in effect as of the date of this proxy statement, and all of which are subject to change or differing interpretations (possibly with retroactive effect). Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. The U.S. federal income tax laws are complex and subject to varying interpretation. The Company has not sought, and does not intend to seek, any ruling from the IRS with respect to the statements made and the positions or conclusions described in the following summary, and there can be no assurance the IRS or a court will not take a contrary position.
The following discussion is limited to U.S. holders that hold their Delaware Corporation Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion is not a complete description of all of the U.S. federal income tax consequences of the Texas Reincorporation, nor does it address (i) any tax consequences arising under the laws of any U.S. state or local or non-U.S. jurisdiction or under any U.S. federal laws other than those pertaining to U.S. federal income taxation or (ii) the tax consequences of owning and disposing of Texas Corporation Common Stock received in the Texas Reincorporation. Further, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to particular U.S. holders of Delaware Corporation Common Stock in light of their individual circumstances (including the impact of the Medicare surtax on certain net investment income) or to U.S. holders of Delaware Corporation Common Stock that are subject to special treatment under the U.S. federal income tax laws, such as:
•	banks, insurance companies or other financial institutions;
•	entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes or holders of interests therein;

•	tax-exempt or governmental organizations;
•	dealers in securities or traders in securities that elect to use a mark-to-market method of accounting;
•
persons that hold their Delaware Corporation Common Stock as part of a straddle, appreciated financial position, synthetic security, hedge, constructive sale, conversion transaction or other integrated investment or risk reduction transaction;

•	persons that purchased or sell their Delaware Corporation Common Stock as part of a wash sale;
•	certain former citizens or long-term residents of the United States or persons whose functional currency is not the U.S. dollar;
•	persons that are not U.S. holders;
•
persons who acquired or hold their Delaware Corporation Common Stock through the exercise of employee stock options, as a restricted stock award or otherwise as compensation or through a tax-qualified retirement plan;

•
persons who actually or constructively hold (or actually or constructively held at any time during the five-year period ending on the date of the Texas Reincorporation) five percent or more (by vote or value) of any class of our common stock; or

•	persons subject to special tax accounting rules (including rules requiring recognition of gross income based on a taxpayer’s applicable financial statement).
THE TAX CONSEQUENCES OF THE TEXAS REINCORPORATION TO A HOLDER OF DELAWARE CORPORATION COMMON STOCK MAY BE COMPLEX AND WILL DEPEND ON SUCH HOLDER’S SPECIFIC SITUATION AND FACTORS NOT WITHIN THE COMPANY’S CONTROL. HOLDERS OF SHARES ARE STRONGLY ENCOURAGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE TEXAS REINCORPORATION TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE OR LOCAL, NON-U.S. OR OTHER TAX LAWS AND OF POTENTIAL CHANGES IN SUCH LAWS.
For purposes of this discussion, a “U.S. holder” is a beneficial owner of Delaware Corporation Common Stock that, for U.S. federal income tax purposes, is:
•	an individual who is a citizen or resident of the United States;
•
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust (i) the administration of which is subject to the primary supervision of a U.S. court and which has one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) who have the authority to control all substantial decisions of the trust or (ii) which has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Delaware Corporation Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partnership or partner level. Accordingly, if you are a partner in a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) that holds Delaware Corporation Common Stock, you should consult your tax advisor regarding the tax consequences to you of the Texas Reincorporation.
Assuming that the Texas Reincorporation is completed as currently contemplated, the Company intends that the Texas Reincorporation qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Company intends to report the Texas Reincorporation consistent with such qualification. However, the Company has not sought, and does not intend to seek, any ruling from the IRS regarding the qualification of the Texas Reincorporation as a reorganization, and there can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to the treatment of the Texas Reincorporation as a reorganization.
Assuming the Texas Reincorporation qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:

•
a U.S. holder of Delaware Corporation Common Stock generally will not recognize gain or loss upon the conversion of Delaware Corporation Common Stock into Texas Corporation Common Stock pursuant to the Texas Reincorporation;

•
the aggregate tax basis of the Texas Corporation Common Stock received by a U.S. holder of Delaware Corporation Common Stock pursuant to the Texas Reincorporation generally will equal the aggregate adjusted tax basis of such U.S. holder’s Delaware Corporation Common Stock converted into such Texas Corporation Common Stock; and

•
the holding period of the Texas Corporation Common Stock received by a U.S. holder upon the conversion of Delaware Corporation Common Stock pursuant to the Texas Reincorporation generally will include the holding period of the Delaware Corporation Common Stock converted into such Texas Corporation Common Stock.

If a U.S. holder of Delaware Corporation Common Stock holds different blocks of Delaware Corporation Common Stock (generally, shares acquired at different times or at different prices), such U.S. holder’s basis and holding period in its Texas Corporation Common Stock may be determined separately with reference to each block of Delaware Corporation Common Stock. Any such U.S. holder should consult with its tax advisor with respect to the determination of the tax bases and holding periods of the particular Delaware Corporation Common Stock converted into such Texas Corporation Common Stock.
THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. HOLDERS OF THE TEXAS REINCORPORATION. IT IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX CONSEQUENCES THAT MAY BE IMPORTANT TO A PARTICULAR HOLDER. ALL HOLDERS OF DELAWARE CORPORATION COMMON STOCK ARE STRONGLY ENCOURAGED TO CONSULT WITH THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE TEXAS REINCORPORATION TO THEM, INCLUDING TAX REPORTING REQUIREMENTS AND THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE OR LOCAL, NON-U.S. OR OTHER TAX LAWS AND OF POTENTIAL CHANGES IN SUCH LAWS.
Anti-Takeover Implications of the Texas Reincorporation
The Texas Reincorporation is not being effected to prevent a change in control of the Company, nor is it in response to any present attempt known to the Board to acquire control of the Company or obtain representation on the Board. Moreover, the Principal Stockholders through their beneficial ownership of approximately 35.9% of the total outstanding shares of Delaware Corporation Common Stock generally entitled to vote, could discourage, delay or frustrate any attempt to acquire control of the Company. Nevertheless, certain effects of the Texas Reincorporation may be considered to have anti-takeover implications by virtue of our being subject to Texas law following the Effective Time.
Legal Proceedings
On July 2, 2024, Patrick Ayers, a purported shareholder (the “Plaintiff”), filed a derivative and class action complaint in the Delaware Court of Chancery against certain current and former directors of the Company and certain of the Company’s affiliates. The complaint asserts claims of breach of fiduciary duty related to the corporate reorganization that changed the Company’s Up-C structure to a customary C corporation. The complaint seeks unspecified damages from the defendants for the Plaintiff individually and on behalf of the Company and other former Class A common stockholders as well as an award of attorneys’ fees and costs. We dispute these allegations. In April of this year, the parties attended a mediation where they discussed potential settlement of the lawsuit. Negotiations continued following the mediation, and on July 24, 2026 the parties executed a term sheet outlining the terms of a settlement. On September 11, 2026, the parties submitted a settlement stipulation and other documentation to the court which, if approved, would resolve all claims in exchange for a $17 million payment to the class member Class A common stockholders at the time of the reorganization. The court has scheduled a hearing for December 18, 2026 to consider whether to approve the settlement. There can be no assurances that the settlement reflected in such documentation will be approved by the court. Given the uncertainty of litigation, the stage of the case, and the legal standards that must be met for success on the merits, we cannot estimate the reasonably possible loss or range of loss that may result from this lawsuit if the settlement is not ultimately finalized and approved for any reason. The Texas Reincorporation will not affect this lawsuit or the settlement.

Regulatory Matters
In connection with the Texas Reincorporation, the Company intends to make filings with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware and does not anticipate making any other filings to effect the Texas Reincorporation.
Appraisal Rights
Under the DGCL, holders of Delaware Corporation Common Stock are not entitled to appraisal rights with respect to the Texas Reincorporation.
Interests of Certain Persons
As described under the headings “Proposal to Approve the Reincorporation of the Company to the State of Texas by Conversion — Background of the Reincorporation Proposal — The Evaluation of the Reincorporation Proposal by the Evaluation Committee and the Board” and “Proposal to Approve the Reincorporation of the Company to the State of Texas by Conversion — Effects of the Texas Reincorporation — Comparison of Stockholder Rights under Delaware and Texas Law,” Texas law may be deemed to provide greater protection than Delaware to officers and directors for some potential liabilities or claims that may arise after the Texas Reincorporation. As a result, stockholders should be aware in voting on the Reincorporation Proposal that our directors and officers may be considered to have interests in the Texas Reincorporation that are different from, or in addition to, the interests of the stockholders generally. The Evaluation Committee has considered these potential interests, among other matters, in reaching the decision to approve the Texas Reincorporation.
Vote Required
The Reincorporation Proposal will be approved if a majority of the outstanding shares of Delaware Corporation Common Stock entitled to vote thereon are voted for the Reincorporation Proposal (i.e., for the approval of the Texas Reincorporation, including the Plan of Conversion, and the adoption of the Texas Reincorporation Resolutions). Abstentions and broker non-votes (if any) will have the same effect as a vote “against” the Reincorporation Proposal. Because the Reincorporation Proposal is considered a non-routine matter under applicable rules and there are no routine matters to be voted upon, we do not expect that banks, brokers, or other nominees will have discretionary voting authority with respect to shares held in street name for their clients.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE TEXAS REINCORPORATION, INCLUDING THE PLAN OF CONVERSION, AND THE ADOPTION OF THE TEXAS REINCORPORATION RESOLUTIONS.

PROPOSAL TO APPROVE ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF
NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE
INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE
REINCORPORATION PROPOSAL
The Adjournment Proposal, if approved, will allow the Company to adjourn the Special Meeting to another time and place (if any), if necessary or appropriate, to permit further solicitation of proxies if there are insufficient votes at the time of the Special Meeting to approve the Reincorporation Proposal.
In this Adjournment Proposal, the Company is asking stockholders to authorize the holder of any proxy solicited by the Board (and each of them individually) to vote in favor of adjourning the Special Meeting (or any adjournment thereof) to another time and place (if any), if necessary or appropriate (as determined in good faith by the Board), to solicit additional proxies in the event there are not sufficient votes to approve the Reincorporation Proposal. If stockholders approve this Adjournment Proposal, the Company could adjourn the Special Meeting, and any adjourned or postponed session of the Special Meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of this Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes to defeat the Reincorporation Proposal, the Company could adjourn the Special Meeting without a vote on the Reincorporation Proposal and seek to convince stockholders to change their votes in favor of the Reincorporation Proposal.
The Company currently does not intend to propose an adjournment or postponement of the Special Meeting if there are sufficient votes to approve the Reincorporation Proposal. If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to stockholders, other than an announcement at the Special Meeting of the time and place (if any) to which the Special Meeting is adjourned, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at the adjourned meeting, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting.
The Adjournment Proposal relates only to an adjournment of the Special Meeting for purposes of soliciting additional proxies to obtain the requisite stockholder approval to approve the Reincorporation Proposal. The Company retains full authority to the extent set forth in the Delaware Charter and the Delaware Bylaws, each as currently in effect, to adjourn the Special Meeting for any other purpose without the consent of any stockholder.
Vote Required
The Adjournment Proposal will be approved if a majority of the voting power of the outstanding shares of Delaware Corporation Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon are voted for the Adjournment Proposal. Abstentions will have the same effect as a vote “against,” and broker non-votes (if any) will not have any effect on the outcome of, the Adjournment Proposal. Because the Adjournment Proposal is considered a non-routine matter under applicable rules and there are no routine matters to be voted upon, we do not expect that banks, brokers, or other nominees will have discretionary voting authority with respect to shares held in street name for their clients.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE REINCORPORATION PROPOSAL.

OWNERSHIP OF ATLAS ENERGY SOLUTIONS INC. COMMON STOCK
Security Ownership of Certain Beneficial Owners, Executive Management, and Directors
The following table sets forth information known to Atlas regarding the beneficial ownership of Delaware Corporation Common Stock as of the Record Date, by:
•
each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) known to Atlas who is a beneficial owner of more than 5% of outstanding shares of Delaware Corporation Common Stock;

•	each of Atlas’s named executive officers and directors; and
•	all executive officers and directors of Atlas as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Shares of Delaware Corporation Common Stock issuable pursuant to options or warrants are deemed to be outstanding for purposes of computing the beneficial ownership percentage of the person or group holding such options or warrants but are not deemed to be outstanding for purposes of computing the beneficial ownership percentage of any other person.
The beneficial ownership percentage is based on [•] shares of Delaware Corporation Common Stock outstanding as of the Record Date. Unless otherwise indicated, (i) we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Delaware Corporation Common Stock beneficially owned by them and (ii) the mailing address of each listed beneficial owner is 5918 W. Courtyard Dr., Suite 500, Austin, TX 78730.

	Shares of Atlas Common Stock Beneficially Owned
	Number	Percentage(1)
Over 5% Stockholders
BlackRock, Inc.(2)	12,414,277	[•]%
The Sealy & Smith Foundation(3)	14,844,390	[•]%
Gregory M. Shepard(4)	7,421,210	[•]%
Encompass Capital Advisors LLC(5)	6,540,322	[•]%
Directors and Named Executive Officers:
Ben M. “Bud” Brigham(6)	15,514,510	[•]%
Blake McCarthy	41,294	*
John Turner(7)	1,724,109	[•]%
Dathan C. Voelter	372,903	*
Gayle Burleson	23,184	*
John Michael Howard	22,953	*
A. Lance Langford(8)	1,263,744	[•]%
Mark P. Mills	31,009	*
Douglas G. Rogers	10,000	*
Robb L. Voyles	29,167	*
Directors and Executive Officers as a group (10 persons)	19,032,873	[•]%

*	Less than 1%.
(1)	Percentages based on [•] shares outstanding on the Record Date.
(2)
BlackRock, Inc. has sole dispositive power over 12,414,277 shares of Common Stock and sole voting power over 12,290,494 shares of our Common Stock. The principal address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. The foregoing information is based on the Schedule 13G/A filed by BlackRock, Inc. on October 2, 2025.

(3)
These shares are held directly by The Sealy & Smith Foundation. Douglas G. Rogers is the Executive Director and Secretary/Treasurer of The Sealy & Smith Foundation. The board of directors of The Sealy & Smith Foundation consists of seven members: Douglas G. Rogers, Keith Bassett, Jere Pederson, Jim Galbraith, John Kelso, Bill Sealy and Michael Doherty. Accordingly, the officers and members of the board of directors of The Sealy & Smith Foundation may be deemed to have or share beneficial ownership of the shares held by The Sealy & Smith Foundation. The mailing address of The Sealy & Smith Foundation is 2200 Market Street, Suite 500, Galveston, Texas 77550.

(4)
Includes shares of Common Stock held directly by Gregory M. Shepard. The foregoing information is based on the Form 4 filed by Mr. Shepard on February 19, 2026. The mailing address of Mr. Shepard is 15405 Anchorage Place, Lakewood Ranch, FL 34202.

(5)	Encompass Capital Advisors LLC and Todd J. Kantor have shared dispositive power and shared voting power over 6,540,322 shares of our

Common Stock, and Encompass Capital Partners LLC has shared dispositive power and shared voting power over 5,197,896 of such shares. The principal address of Encompass Capital Advisors LLC is 200 Park Avenue, Suite 1604, New York, NY 10166. The foregoing information is based on the Schedule 13G/A filed by Encompass Capital Advisors LLC on August 14, 2026.
(6)
Includes (i) 13,359,229 shares of Common Stock held directly by Anne and Bud Oil & Gas Vested LLC (“Anne and Bud Vested”), (ii) 1,564,346 shares of Common Stock held directly by Brigham Children’s Family LP (“Brigham Children’s LP”) and (iii) 54,388 shares held by Mr. Brigham’s spouse as separate property. Mr. Brigham is the manager of Anne and Bud Vested and the co-manager of BCFP GP, LLC, which is the general partner of Brigham Children’s LP. Therefore, Mr. Brigham may be deemed to share the right to direct the voting or investment of the shares directly held by Anne and Bud Vested and Brigham Children’s LP. All of the shares of Common Stock held directly by Anne and Bud Vested are pledged as security. Additionally, Mr. Brigham may be deemed to have shared voting power over all securities held by the Principal Stockholders party to the A&R Stockholders’ Agreement, in light of his right to designate nominees for election to the Board and the obligation of the Principal Stockholders to vote their respective shares in favor of Mr. Brigham’s nominees. Because Mr. Brigham may be deemed to have shared voting power with respect to the shares held by the Principal Stockholders, he may be deemed to be the beneficial owner of such shares. Mr. Brigham disclaims beneficial ownership of the shares held by Anne and Bud Vested, Brigham Children’s LP, his spouse and the Principal Stockholders and each of their respective affiliated entities, except to the extent of his pecuniary interest therein, if any.

(7)
Includes 1,327,980 shares of Common Stock held directly by 3 Dog Interests, LP. Mr. Turner is the sole manager of 3 Dog Interests GP, LLC, the general partner of 3 Dog Interests, LP. All of the shares of Common Stock held directly by 3 Dog Interests, LP are pledged as security.

(8)
Includes (i) 484,483 shares of Common Stock held directly by ALL Financial Trust and (ii) 592,146 shares of Common Stock held directly by BLL Financial Trust. Mr. Langford is the spouse of the trustee of ALL Financial Trust and the trustee of BLL Financial Trust. Mr. Langford disclaims beneficial ownership of the shares held by ALL Financial Trust and BLL Financial Trust except to the extent of his pecuniary interest therein. Shares of Common Stock held directly by ALL Financial Trust and BLL Financial Trust are pledged as security.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2027 ANNUAL MEETING
Any stockholder who desires to include a proposal in our proxy statement pursuant to Rule 14a-8 under the Exchange Act for our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) must deliver it so that it is received no later than November 27, 2026, or, if the 2027 Annual Meeting is not held within 30 days of the one-year anniversary of the 2026 Annual Meeting, a reasonable time before we begin to print and send our proxy materials for the 2027 Annual Meeting. Additionally, a stockholder must meet all applicable requirements under the rules of the SEC, including Rule 14a-8 under the Exchange Act, necessary to have a proposal included in our proxy statement.
Under our Delaware Bylaws (or, if the Company completes the Texas Reincorporation, the Texas Bylaws), any stockholder who wants to propose a nominee for election as a director, or to present any other proposal not included in the proxy statement, at the 2027 Annual Meeting must deliver the proposal so it is received no earlier than January 7, 2027, and no later than February 6, 2027. Under our Delaware Bylaws (or, if the Company completes the Texas Reincorporation, the Texas Bylaws), however, if the date of the 2027 Annual Meeting is changed so that it is more than 30 days earlier or more than 60 days later than May 7, 2027, any such proposals must be delivered no later than the 10th day following the day on which we first publicly announce the date of the 2027 Annual Meeting. Additionally, a stockholder must meet all other requirements set forth in our Delaware Bylaws (or, if the Company completes the Texas Reincorporation, the Texas Bylaws) in order to have its proposal or director nomination presented at the meeting. If a stockholder submitting a proposal or director nomination as described above does not comply with the requirements of Rule 14a-4 under the Exchange Act, or if otherwise authorized by applicable SEC rules, then we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or director nomination.
Any such proposals or director nominations must be sent, in writing, to the Corporate Secretary, Atlas Energy Solutions Inc., 5918 W. Courtyard Drive, Suite 500, Austin, Texas 78730.
Any stockholder who intends to solicit proxies in support of any director nominees must comply with the content requirements of SEC Rule 14a-19 (the SEC’s universal proxy rule) at the time it complies with the earlier deadlines in the Company’s advance notice provisions of our Delaware Bylaws (or, if the Company completes the Texas Reincorporation, the Texas Bylaws). Thus, if a stockholder intends to solicit proxies in support of any director nominees submitted under the advance notice provisions of the Delaware Bylaws (or, if the Company completes the Texas Reincorporation, the Texas Bylaws) for our 2027 Annual Meeting, then such stockholder must also provide proper written notice that sets forth all the information required by SEC Rule 14a-19 to the address shown previously in this section so that it is received no earlier than January 7, 2027, and no later than February 6, 2027; provided, however, that if our 2027 Annual Meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of this year’s Annual Meeting, to be properly brought, timely notice by the stockholder must be so delivered not later than the close of business on the 10th day following the day on which public announcement of the date of our 2027 Annual Meeting is first made by the Company.
HOUSEHOLDING; AVAILABILITY OF PROXY STATEMENT
Stockholders who share the same last name and address may receive one copy of the proxy materials, unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs.
We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials to any stockholder at the shared address to which a single copy was delivered. If you prefer to receive separate copies of proxy materials, or if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Stockholders who hold shares in “street name” may contact their bank, broker, or other nominee to request information about householding.
OTHER MATTERS
The business to be transacted at the Special Meeting is limited to the purposes stated in the notice of the meeting. Accordingly, no other items of business may be properly brought before the Special Meeting.

APPENDIX A
TEXAS REINCORPORATION RESOLUTIONS
UNANIMOUS WRITTEN CONSENT

OF

THE BOARD OF DIRECTORS

OF

ATLAS ENERGY SOLUTIONS INC.

October 23, 2026
The undersigned, being all of the members of the Board of Directors (the “Board”) of Atlas Energy Solutions Inc., a Delaware corporation (the “Company”), acting by written consent without a meeting pursuant to Section 3.6 of the Amended and Restated Bylaws of the Company, do hereby consent to the adoption of the following resolutions:
REINCORPORATION; PLAN OF CONVERSION; SPECIAL MEETING;
PROXY STATEMENT
WHEREAS, the Board determined that the Company should consider reincorporating the Company from the State of Delaware into the State of Texas;
WHEREAS, at a meeting of the Board held on May 13, 2026, the Board, by unanimous vote of the directors, formed an evaluation committee of the Board composed of A. Lance Langford, Mike Howard and Robb L. Voyles (the “Evaluation Committee”) with the powers, authority, and scope set forth in the resolutions of the Board duly adopted at that meeting;
WHEREAS, the Evaluation Committee determined to investigate and consider the reincorporation of the Company by the conversion of the Company from a corporation organized under the laws of the State of Delaware (the Company when organized under such laws, the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the Company when organized under such laws, the “Texas Corporation”) pursuant to and in accordance with Section 266 of the General Corporation Law of the State of Delaware (the “DGCL”), and Section 10.102 of the Texas Business Organizations Code (such conversion, the “Reincorporation”);
WHEREAS, the Evaluation Committee reviewed the (i) Certificate of Formation of the Texas Corporation, substantially in the form attached hereto as Exhibit A (the “Texas Charter”), and the Bylaws of the Texas Corporation, substantially in the form attached hereto as Exhibit B (the “Texas Bylaws” and with the Texas Charter collectively, the “Texas Governing Documents”), and (ii) the proposed Plan of Conversion (the “Plan of Conversion”), substantially in the form attached hereto as Exhibit C;
WHEREAS, the Plan of Conversion provides, among other things, that on completion of the Reincorporation, and without any further action on the part of any person: (a) each share of Common Stock, par value $0.01 per share (the “Delaware Common Stock”), of the Delaware Corporation shall be automatically converted into one share of Common Stock, par value $0.01 per share, of the Texas Corporation; and (b) the Amended and Restated Certificate of Incorporation of the Company (the “Delaware Charter”) and the Company’s existing Bylaws, as amended (the “Delaware Bylaws”), will be replaced with the Texas Charter and the Texas Bylaws, respectively;
WHEREAS, after investigating and considering the benefits and detriments of the Reincorporation, at a meeting of the Evaluation Committee held on September 8, 2026, the Evaluation Committee unanimously adopted resolutions determining that the Reincorporation is in the best interests of the Company and its stockholders, approving (and recommending for approval) the Reincorporation, and recommending that the Board submit the Reincorporation for approval and adoption by the stockholders of the Company at a special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”), and further recommending to the Board that (a) the Board and management take all necessary and appropriate steps to implement the Evaluation Committee’s determination consistent with legal obligations, and (b) the Board recommend that stockholders vote for the Reincorporation based on the Evaluation Committee’s determination that the Reincorporation is in the best interests of the Company and its stockholders;

WHEREAS, following the presentation of the Evaluation Committee’s approvals and recommendations to the full Board by the Chairman of the Evaluation Committee, the Board has reviewed and considered the findings of the Evaluation Committee, the Evaluation Committee’s approval of the Reincorporation and recommendations, the Plan of Conversion, the Texas Governing Documents, and a comparison to the Delaware Charter and Delaware Bylaws, and has determined that approving and effecting the Reincorporation and approving and adopting, the Plan of Conversion and the Texas Governing Documents are in the best interests of the Company and its stockholders;
WHEREAS, the Board desires to hold the Special Meeting on   ,    and desires for Ben M. Brigham (the “Chairman”) to select the time and location (whether it be a physical location or in telephonic, electronic or virtual format) of the Special Meeting and, if the Chairman determines it necessary or advisable, to change such date;
WHEREAS, Section 2.3 of the Delaware Bylaws and the applicable provisions of the DGCL authorize the Board to fix a record date of not more than sixty days and not less than ten days before the date of the Special Meeting, and the Board desires to set the record date for the Special Meeting on   ,   , subject to the authority of the Chairman to change such date; and
WHEREAS, the Board desires to appoint an inspector of election for the Special Meeting (the “Inspector of Election”) to tabulate and report on the results of the voting at the Special Meeting.
NOW, THEREFORE, BE IT
RESOLVED, that, in accordance with and in consideration of the recommendation of the Evaluation Committee, the Board hereby (a) determines that the Reincorporation, the Plan of Conversion and the Texas Governing Documents are in the best interests of the Company and its stockholders and (b) approves and adopts, the Reincorporation, the Plan of Conversion, and the Texas Governing Documents;
RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Reincorporation, the Plan of Conversion and the Texas Governing Documents be, and the same hereby are, in all respects approved and adopted;
RESOLVED FURTHER, that the Board hereby directs the Chairman to call the Special Meeting for the purposes of (a) approving the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and adopting these resolutions approving the Reincorporation (the “Reincorporation Board Resolutions”), which approval and adoption shall require the affirmative vote of a majority of the outstanding shares of stock of the Company entitled to vote thereon in accordance with Section 266 of the DGCL, and (b) approving one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reincorporation (the “Adjournment Proposal”), which approval shall require a majority of the voting power of the outstanding shares of stock of the Company present in person or represented by proxy at the Special Meeting and entitled to vote thereon;
RESOLVED FURTHER, that the Board hereby recommends a vote “FOR” the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and the adoption of the Reincorporation Board Resolutions and that the Company’s stockholders approve the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and adopt the Reincorporation Board Resolutions at the Special Meeting;
RESOLVED FURTHER, that the Board hereby recommends a vote “FOR” the Adjournment Proposal and that the Company’s stockholders approve the Adjournment Proposal;
RESOLVED FURTHER, that upon receipt of stockholder approval of the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and the adoption of the Reincorporation Board Resolutions, at the Special Meeting, the Chief Executive Officer, the Chief Financial Officer, the General Counsel & Secretary and any other person authorized by the foregoing (the “Authorized Officers”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action from the Board, to prepare, execute, file or cause to be filed with the Securities and Exchange Commission (the “SEC”) and deliver all applications, reports, registrations, schedules, information or filings, agreements, documents, notices, certificates, statements, consents, approvals or other papers and instruments (and any amendments or supplements thereto) which may be required from time to time by applicable law or regulation or by applicable authorities in connection with these resolutions or related or incidental thereto, and take all such actions that such officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Reincorporation, including, without limitation, (a) the execution and filing of certificates of conversion with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware (collectively, the

“Certificates of Conversion”), as applicable, and the execution and filing of the Texas Charter with the Secretary of State of the State of Texas, (b) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes, (c) the payment of any fees that may be necessary in connection with the Reincorporation, (d) the submission of all required notifications to the New York Stock Exchange, (e) the filing of Current Reports on Form 8-K or Form 8-K12B and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Reincorporation;
RESOLVED FURTHER, that the Reincorporation will become effective at the date and time (the “Effective Time”) specified in each of the Certificates of Conversion;
RESOLVED FURTHER, that the Special Meeting will be held on   ,   , or on such other date as may be selected by the Chairman, and such time and location (whether it be a physical location or in telephonic, electronic or virtual format) as selected by the Chairman;
RESOLVED FURTHER, that the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting is hereby established on   ,    (the “Record Date”), subject to the authority of the Chairman to change such date;
RESOLVED FURTHER, that the Authorized Officers, be, and each of them hereby is, authorized, empowered and directed to prepare or cause to be prepared a complete list of stockholders entitled to vote at the Special Meeting, such list to be arranged in alphabetical order and to show the address of each stockholder and the number of shares registered in the name of such stockholder (the “Stockholder List”);
RESOLVED FURTHER, that John Turner and Dathan Voelter be, and the same hereby are, authorized, empowered and directed to maintain the Stockholder List for inspection by any stockholder for any purpose germane to the Special Meeting, during ordinary business hours, at the principal executive offices of the Company for a period of at least ten (10) days ending on the day before the Special Meeting;
RESOLVED FURTHER, that the Chairman, in accordance with Section 2.9 of the Delaware Bylaws, shall serve as the Chairman of the Special Meeting, with the authority to preside at the Special Meeting, provided, however, that if such person is not present at the Special Meeting, Mr. Turner shall serve as the Chairman of the Special Meeting;
RESOLVED FURTHER, that the Chairman shall select and appoint an Inspector of Election for the Special Meeting, whose duty it shall be to determine the presence of a quorum at the Special Meeting; to receive all votes and ballots, whether by proxy or in person, with regard to all issues voted upon at the Special Meeting, to count and tabulate all such votes and ballots, and to determine the results with regard to all such issues and to report the same to the Special Meeting;
RESOLVED FURTHER, that if the Inspector of Election is unable or unwilling to serve for any reason in such capacity, the Chairman of the Special Meeting or any other person presiding at the Special Meeting is hereby authorized to appoint a substitute or replacement for such person;
RESOLVED FURTHER, that the Board and management of the Company shall be authorized to solicit proxies from the stockholders of the Company with respect to the Special Meeting and specifically solicit proxies in favor of the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and the Reincorporation Board Resolutions and the Adjournment Proposal, and that Mr. Turner and Mr. Voelter, with power of substitution to each, be named as the attorneys and proxies to receive and vote proxies solicited by the Board and management;
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to prepare the Company’s Notice of Special Meeting of Stockholders and proxy statement relating to the Special Meeting (collectively, the “Proxy Statement”), proxy card and such other proxy materials relating to the Special Meeting, including under applicable federal securities and state corporate laws and regulations, to be filed or delivered to the SEC, as applicable, and distributed to stockholders in connection with the Special Meeting;
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, for and in the name of and on behalf of the Company, to prepare, execute and file with or submit to the SEC any and all amendments relating to the Proxy Statement and proxy card, including all exhibits (if any) attached to the foregoing, and other documents relating thereto required by law or regulation in connection therewith, and to take any and all other actions as such officer may consider necessary or advisable or in the best interests of the Company and its stockholders relating thereto;

RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to cause and to do all things necessary or helpful to cause the Proxy Statement and proxy card to be mailed or otherwise transmitted to the holders of record of the Delaware Common Stock as of the close of business on the Record Date;
RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company at the Special Meeting of the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and the adoption of the Reincorporation Board Resolutions, the Board may, at any time prior to the Effective Time, delay the Reincorporation or terminate and abandon the Plan of Conversion without further action by the stockholders of the Company, whether before or after the approval by the stockholders of the Company, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders, as the case may be;
RESOLVED FURTHER, that any and all acts and deeds taken by the Evaluation Committee in connection with the Reincorporation (including the Plan of Conversion and the Texas Governing Documents), be, and they hereby are, approved, confirmed and ratified in all respects as acts and deeds of the Company;
RESOLVED FURTHER, that any and all acts and deeds taken by the officers and agents of the Company in connection with the preparation, filing, mailing or transmission of the Proxy Statement and proxy card, including all exhibits (if any) attached to the foregoing, be, and they hereby are, approved, confirmed and ratified in all respects as acts and deeds of the Company;
FURTHER INSTRUCTIONS TO OFFICERS
RESOLVED, that the officers of the Company hereby are severally authorized, empowered and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file and record any and all such instruments, agreements and documents and to take or cause to be taken any and all such action, in the name and on behalf of the Company or otherwise, as each such officer shall, in such officer’s sole discretion, deem necessary or desirable and in the best interest of the Company in order to effect the purposes of the foregoing resolutions, and such officer’s signature, or such actions taken by such officer(s), shall be conclusive evidence that such officer(s) did deem the same to meet such standard; and
RESOLVED FURTHER, that any such actions previously taken by each such officer prior to the date hereof in furtherance of the purposes of the foregoing resolutions are hereby ratified, confirmed, adopted and approved.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned directors have duly executed this Unanimous Written Consent as of the date set forth above.

Ben M. Brigham

Gayle Burleson

John Michael Howard

A. Lance Langford

Mark P. Mills

Douglas Rogers

John Turner

Robb L. Voyles

Unanimous Written Consent of the
Board of Directors of
Atlas Energy Solutions Inc.
Signature Page

EXHIBIT A

Texas Charter

[See attached.]

EXHIBIT B

Texas Bylaws

[See attached.]

EXHIBIT C

Plan of Conversion

[See attached.]

APPENDIX B:
PLAN OF CONVERSION
OF
ATLAS ENERGY SOLUTIONS INC., A DELAWARE CORPORATION,
INTO
ATLAS ENERGY SOLUTIONS INC., A TEXAS CORPORATION
This PLAN OF CONVERSION (this “Plan”), dated as of    , 2026, is hereby adopted by Atlas Energy Solutions Inc., a Delaware corporation (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as, Atlas Energy Solutions Inc., a Texas corporation (the “Converted Entity”), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”).
WHEREAS, the board of directors of the Converting Entity has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the “Conversion”), has adopted such resolutions as required pursuant to the terms of the Delaware General Corporation Law (the “DGCL”), and has submitted and recommended this Plan and the Conversion for approval by the stockholders of the Converting Entity, and the stockholders of the Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the DGCL and the Amended and Restated Certificate of Incorporation of the Converting Entity (the “Certificate of Incorporation”).
NOW, THEREFORE, the Converting Entity does hereby adopt this Plan, as set forth below:
1.	Plan of Conversion.
a.	The name of the Converting Entity is “Atlas Energy Solutions Inc.”, a Delaware corporation.
b.	The name of the Converted Entity is “Atlas Energy Solutions Inc.”, a Texas corporation.
c.	The Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name “Atlas Energy Solutions Inc.”
d.	The Converted Entity is to be a corporation and its jurisdiction of formation is the State of Texas.
e.
As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each share of Common Stock, par value $0.01 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one share of Common Stock, par value $0.01 per share, of the Converted Entity. At and after the Effective Time: (i) all of the outstanding certificates that immediately prior thereto represented issued and outstanding shares of Common Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of Common Stock of the Converted Entity into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (ii) all of the issued and outstanding shares of Common Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.

f.
As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of common stock or other equity security of the Converting Entity, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of common stock or other equity security of the Converted Entity, respectively.

g.
As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.

h.
The Conversion shall not (i) extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Converting Entity (including any appeal therefrom) that is pending at the Effective Time or (ii) extinguish or adversely affect the standing or ability of any person or entity to initiate a derivative action or suit on behalf of the Converting Entity regarding acts, omissions or transactions occurring prior to the Effective Time if such person or entity was a stockholder or beneficial owner of the Converting Entity at the time of such act, omission or transaction; provided that, in each case, such person or entity shall maintain his, her or its status as a stockholder or beneficial owner of the Converted Entity through the pendency of any such derivative action or suit (any such person or entity, a “Plaintiff,” and any such derivative action or suit, a “Derivative Action”). Following the Effective Time, the Converted Entity shall not assert that the Conversion, or the application of the laws of the State of Texas to the Converted Entity, extinguished or adversely affected the standing or ability (as applicable) of any Plaintiff to initiate or maintain any Derivative Action.

2.
Effective Time. The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate”) and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the “Certificate of Formation”). The “Effective Time” shall be such time as the Texas Certificate is accepted and filed by the Secretary of State of the State of Texas. Simultaneously with the filing of the Texas Certificate, the Converting Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under the DGCL, including the filing of a Certificate of Conversion with the Secretary of State of the State of Delaware.

3.
Effects of the Conversion. The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in Section 1(c) of this Plan. The Converted Entity will be responsible for the payment of all of the Converting Entity’s fees and franchise taxes and will be responsible for all of its debts and liabilities.

4.
Governance of the Converted Entity. On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Certificate of Formation, and the Bylaws of the Converted Entity in substantially the form attached hereto as Exhibit B. Immediately after the Effective Time, the directors and officers of the Converting Entity shall continue as the directors and officers of the Converted Entity.

5.
Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.

6.
Foreign Qualifications of the Converted Entity. For the purpose of authorizing the Converted Entity to do business in any state, territory or dependency of the United States, including, but not limited to, Delaware, or in any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency or foreign country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency or foreign country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 6 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.

7.
Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein, it being understood that, notwithstanding anything to the contrary in this

Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.
8.
Severability. Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal and enforceable.

[Signature Page Follows]

IN WITNESS WHEREOF, Atlas Energy Solutions Inc., a Delaware corporation, has caused this Plan of Conversion to be executed by its duly authorized representative as of the date first stated above.

Atlas Energy Solutions Inc. a Delaware corporation

By:
	Name:	John Turner
	Title:	President and Chief Executive Officer

[Signature Page to Plan of Conversion]

EXHIBIT A

Certificate of Formation

[See attached.]

EXHIBIT B

Bylaws

[See attached.]

APPENDIX C:
TEXAS CERTIFICATE OF FORMATION OF ATLAS ENERGY SOLUTIONS INC.
CERTIFICATE OF FORMATION
OF
ATLAS ENERGY SOLUTIONS INC.
Atlas Energy Solutions Inc. (the “Corporation”), a for-profit corporation organized and existing under and by virtue of the Texas Business Organizations Code (as it currently exists or may hereafter be amended, the “TBOC”), hereby certifies as follows:
1. The Corporation was originally formed as a corporation incorporated under the laws of the State of Delaware under the name “AESI Holdings Inc.” by the filing of its original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware on June 28, 2023 (the “Delaware Corporation”). The principal place of business of the Delaware Corporation was 5918 W. Courtyard Drive, Suite 500, Austin, Texas 78730.
2. The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “Atlas Energy Solutions Inc.” on [•], 2026, pursuant to a plan of conversion under which the Delaware Corporation converted into the Corporation.
ARTICLE I
NAME
Section 1.1. Name. The name of the Corporation is Atlas Energy Solutions Inc. The Corporation is a for-profit corporation.
ARTICLE II
REGISTERED AGENT
Section 2.1. Registered Agent. The address of its registered office of the Corporation in the State of Texas is 211 East 7th Street, Suite 620, Austin, Texas 78701. The name of the Corporation’s registered agent at such address is Corporation Service Company d/b/a CSC-Lawyers Incorporating. The initial mailing address of the Corporation is 5918 W. Courtyard Drive, Suite 500, Austin, Texas 78730.
ARTICLE III
PURPOSE
Section 3.1. Purpose. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the TBOC.
ARTICLE IV
CAPITALIZATION
Section 4.1. Number of Shares.
(A) The total number of shares of stock that the Corporation shall have the authority to issue is 2,000,000,000 shares of stock, classified as:
(i) 500,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”); and
(ii) 1,500,000,000 shares of common stock, par value $0.01 per share (“Common Stock”).
(B) Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding or reserved for the exercise of outstanding options or warrants or conversion of any authorized and outstanding convertible securities) by the affirmative vote of the holders of capital stock representing a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, and, to the fullest extent permitted by the TBOC, no vote of the holders of either Preferred Stock or Common Stock voting separately as a class shall be required therefor. For purposes of this Certificate of Formation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 4.2. Provisions Relating to Preferred Stock.
(A) Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such designations and powers, preferences, privileges and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the board of directors of the Corporation (the “Board”) as hereafter prescribed (a “Preferred Stock Designation”).
(B) Subject to any limitations prescribed by law and the rights of any series of the Preferred Stock then outstanding, if any, authority is hereby expressly granted to and vested in the Board to authorize the issuance of Preferred Stock from time to time in one or more series, and with respect to each series of Preferred Stock, to fix and state by the Preferred Stock Designation the designations and powers, preferences, privileges and rights, and qualifications, limitations and restrictions relating to each series of Preferred Stock, including, but not limited to, the following:
(i) whether or not the series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate series either alone or together with the holders of one or more other classes or series of stock;
(ii) the number of shares to constitute the series and the designation thereof;
(iii) the preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any series;
(iv) whether or not the shares of any series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable or issuable in the form of cash, notes, securities or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;
(v) whether or not the shares of a series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;
(vi) the dividend rate, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;
(vii) the preferences, if any, and the amounts thereof which the holders of any series thereof shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;
(viii) whether or not the shares of any series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable or redeemable for, the shares of any other class or classes or of any other series of the same or any other class or classes or series of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange or redemption may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and
(ix) such other powers, preferences, privileges and rights, protective provisions and qualifications, limitations and restrictions with respect to any series as may to the Board seem advisable.
(C) The shares of each series of Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects. The Board may increase the number of shares of the Preferred Stock designated for any existing series by a resolution adding to such series authorized and unissued shares of the Preferred Stock not designated for any other series. Unless otherwise provided in the Preferred Stock Designation, the Board may decrease the number of shares of the Preferred Stock designated for any existing series by a resolution subtracting from such series authorized and unissued shares of the Preferred Stock designated for such existing series, and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.
Section 4.3. Provisions Relating to Common Stock.
(A) Except as may otherwise be provided in this Certificate of Formation, each share of Common Stock shall have identical rights and privileges in every respect. Common Stock shall be subject to the express terms of Preferred Stock and any series thereof. Except as may otherwise be provided in this Certificate of Formation or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share on all matters to which shareholders are entitled to vote, the holders of shares of Common Stock shall have the exclusive right to vote for the election of directors and on all other matters upon which shareholders are entitled to vote, and the holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of shareholders, other than as provided in any Preferred Stock Designation. There shall be no cumulative voting. Each holder of Common Stock shall be entitled to notice of any shareholders’ meeting in accordance with the bylaws of the Corporation (as in effect at the time in question) and applicable law on all matters put to a vote of the shareholders of the Corporation.
(B) As authorized by Section 21.365 of the TBOC, except as otherwise required in this Certificate of Formation (including any Preferred Stock Designation), any action of the Corporation which, under the provisions of the TBOC or any other applicable law, is required to be authorized or approved by the affirmative vote of the holders of a specified portion of the shares entitled to vote which is in excess of the majority of all of the then outstanding shares of capital stock entitled to vote on such action shall, notwithstanding any such provision, be deemed effectively and properly authorized or approved if authorized or approved by the vote of the holders of capital stock representing a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class. Without limiting the generality of the foregoing, the approval of a “fundamental action” or “fundamental business transaction” as each such term is defined in the TBOC requires the affirmative vote of the holders of capital stock representing a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class.
(C) Except as otherwise required in this Certificate of Formation (including any Preferred Stock Designation) or by applicable law, the holders of Common Stock shall vote together as a single class, and separate voting by class or series is not required, on all actions to be taken by the shareholders of the Corporation (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, the holders of Common Stock and the Preferred Stock shall vote together as a single class), including in connection with any “fundamental business transaction” or “fundamental action” as each such term is defined in the TBOC.
(D) Notwithstanding the foregoing, except as otherwise required by applicable law or this Certificate of Formation (including any Preferred Stock Designation), holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Formation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Formation (including any Preferred Stock Designation) or pursuant to the TBOC.
(E) Subject to the prior rights and preferences, if any, applicable to shares of Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive ratably in proportion to the number of shares of Common Stock held by them such dividends (payable in cash, stock or otherwise), if any, as may be declared thereon by the Board at any time and from time to time out of any funds of the Corporation legally available therefor.
(F) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock or any series thereof, and subject to the right of participation, if any, of the holders of shares of Preferred Stock in any dividends, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them. A dissolution, liquidation or winding-up of the Corporation, as such terms are used in this paragraph (F), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange or conveyance of all or a part of the assets of the Corporation.

(G) No shareholder shall, by reason of the holding of shares of any class or series of capital stock of the Corporation, have any preemptive or preferential right to acquire or subscribe for any shares or securities of any class or series, whether now or hereafter authorized, which may at any time be issued, sold or offered for sale by the Corporation, unless specifically provided for in a Preferred Stock Designation.
ARTICLE V
DIRECTORS
Section 5.1. Initial Directors, Term and Classes.
(A) The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Formation or the bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
(B) The names and addresses of the directors constituting the initial Board are as follows:

Name		Address
1.	Ben M. Brigham	5918 W. Courtyard Drive, Suite 500, Austin, Texas 78730
2.	Gayle Burleson	5918 W. Courtyard Drive, Suite 500, Austin, Texas 78730
3.	Mike Howard	5918 W. Courtyard Drive, Suite 500, Austin, Texas 78730
4.	A. Lance Langford	5918 W. Courtyard Drive, Suite 500, Austin, Texas 78730
5.	Mark P. Mills	5918 W. Courtyard Drive, Suite 500, Austin, Texas 78730
6.	Douglas Rogers	5918 W. Courtyard Drive, Suite 500, Austin, Texas 78730
7.	Robb L. Voyles	5918 W. Courtyard Drive, Suite 500, Austin, Texas 78730
8.	John Turner	5918 W. Courtyard Drive, Suite 500, Austin, Texas 78730

(C) The directors, other than those who may be elected by the holders of any series of Preferred Stock as specified in the related Preferred Stock Designation, shall be divided, with respect to the time for which they severally hold office, into three classes designated as “Class I Directors,” “Class II Directors” and “Class III Directors,” as nearly equal in number as is reasonably possible, with the initial term of office of the Class I Directors to expire at the first annual meeting of shareholders following the effectiveness of this Certificate of Formation, the initial term of office of the Class II Directors to expire at the second annual meeting of shareholders following the effectiveness of this Certificate of Formation, and the initial term of office of the Class III Directors to expire at the third annual meeting of shareholders following the effectiveness of this Certificate of Formation, with each director to hold office until such director’s successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal, and the Board shall be authorized to assign members of the Board, other than those directors who may be elected by the holders of any series of Preferred Stock, to such classes. At each annual meeting of shareholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election, with each director to hold office until their successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 5.2. Vacancies. Subject to applicable law, the rights of the holders of any series of Preferred Stock then outstanding and the terms of the Amended and Restated Stockholders’ Agreement among the Corporation and certain of its shareholders, dated as of October 2, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Shareholders’ Agreement”), any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, resignation, retirement, disqualification or removal of any director or from any other cause may be filled in any manner permitted by the TBOC, including by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the unexpired term of such director’s predecessor or until such director’s earlier death, resignation, retirement, disqualification or removal; provided, however, that a director elected to fill a vacancy resulting from an increase in the number of directors shall serve only until the next annual or special meeting of shareholders called to vote on the election of directors. No decrease in the number of authorized directors constituting the Board shall shorten the term of any incumbent director.

Section 5.3. Removal. Subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors pursuant to this Certificate of Formation (including any Preferred Stock Designation) and subject to the terms of the Shareholders’ Agreement, any director may be removed only for cause, upon the affirmative vote of the holders of capital stock representing at least 66 2/3% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally for the election of directors.
Section 5.4. Additional Preferred Stock Directors. During any period when the holders of one or more series of Preferred Stock have the separate right to elect additional directors as provided for or fixed pursuant to the provisions of this Certificate of Formation (including any Preferred Stock Designation), and upon commencement and for the duration of the period during which such right continues: (A) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such number of directors that the holders of any series of Preferred Stock have a right to elect, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions; and (B) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to such additional director’s earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided for or fixed pursuant to the provisions of this Certificate of Formation (including any Preferred Stock Designation), whenever the holders of one or more series of Preferred Stock having a separate right to elect additional directors cease to have or are otherwise divested of such right pursuant to said provisions, the terms of office of all such additional directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, retirement, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such additional director shall cease to be qualified as a director and shall cease to be a director) and the total authorized number of directors of the Corporation shall be automatically reduced accordingly.
Section 5.5. Number. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any, and the terms of the Shareholders’ Agreement, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the Whole Board. Unless and except to the extent that the bylaws of the Corporation so provide, the election of directors need not be by written ballot. For purposes of this Certificate of Formation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.
Section 5.6. Committees. The Board may designate and appoint from among its members one or more committees, which may have one or more members, and the Board may designate one or more of its members as alternate members, who may, subject to any limitations imposed by the Board, replace absent or disqualified members at any meeting of such committee. The shareholders of the Corporation shall have no power to appoint or remove directors as members of committees of the Board, nor to abrogate the power of the Board to establish any such committees or the power of any such committee to exercise the powers and authority of the Board.
ARTICLE VI
SHAREHOLDER ACTION
Section 6.1. Shareholder Consents. Subject to the rights of holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken at any annual or special meeting of the shareholders of the Corporation may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of outstanding shares of capital stock of the Corporation entitled to vote on such action.
ARTICLE VII
SPECIAL MEETINGS
Section 7.1. Special Meetings. Special meetings of shareholders of the Corporation, and any proposals to be considered at such meetings, may be called and proposed only by the Chairman of the Board, the Chief Executive Officer of the Corporation, the President of the Corporation to the extent required by the TBOC, or, pursuant to a resolution adopted by the affirmative vote of a majority of the Whole Board, by the Board. Special meetings of the shareholders of the Corporation may also be called by the Secretary of the Corporation at the request of the holders of not less than fifty percent (or the highest percentage then permitted by the TBOC) of all of the outstanding shares of capital stock of the Corporation entitled to vote at such special meeting, and in either case made in accordance with the provisions and requirements of the bylaws of the Corporation. If the TBOC is amended to authorize corporate action further eliminating or limiting the ability of shareholders to call special meetings, then the ability of shareholders to call special meetings shall be eliminated or limited to the fullest extent permitted by the TBOC as so amended. The Board shall fix the date, time and place, if any, of such special meeting. Business transacted at any special meeting of shareholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. The Board may postpone, recess, adjourn, reschedule or cancel any special meeting of the shareholders previously scheduled by the Board (other than a special meeting called at the request of shareholders).
ARTICLE VIII
BYLAWS
Section 8.1. Bylaws. In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Texas, the Board is expressly authorized to adopt, amend or repeal the bylaws of the Corporation. Any adoption, amendment or repeal of the bylaws of the Corporation by the Board shall require the approval of a majority of the Whole Board. Shareholders shall also have the power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Formation, the bylaws of the Corporation may be adopted, altered, amended or repealed by the shareholders of the Corporation only by the affirmative vote of holders of shares of capital stock representing not less than 66 2/3% in voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class. Notwithstanding the foregoing, nothing in the bylaws of the Corporation shall be deemed to limit the ability of the parties to the Shareholders’ Agreement to amend, alter or repeal any provision of the Shareholders’ Agreement pursuant to the terms thereof, provided that no amendment to the Shareholders’ Agreement (whether or not such amendment modifies any provision of the Shareholders’ Agreement to which the bylaws of the Corporation are subject) shall amend the bylaws of the Corporation. The bylaws of the Corporation shall not contain any provision inconsistent with this Certificate of Formation. No bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board that was valid at the time it was taken.
ARTICLE IX
LIMITATION OF DIRECTOR AND OFFICER LIABILITY
Section 9.1. Limitation of Director and Officer Liability. No director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under the TBOC as it now exists or may hereafter be amended. Any amendment, repeal or modification of this Article IX that purports to affect the scope of limitations on the liability of a director or officer shall be prospective only and shall not affect any limitation on liability of a director or officer, as applicable, for acts or omissions occurring prior to the date of such amendment, repeal or modification.
ARTICLE X
CORPORATE OPPORTUNITY
Section 10.1. Corporate Opportunity.
(A) Designated Parties (defined below) may own substantial equity interests in other entities and may make investments and enter into advisory service agreements and other agreements from time to time. Certain Designated Parties may also serve as employees, partners, officers or directors of other companies and, at any given time, certain Designated Parties may be in direct or indirect competition with the Corporation and/or its subsidiaries. The Corporation renounces, to the maximum extent permitted by law and in accordance with Section 2.101(21) of the TBOC, all interest and expectancy that it otherwise would be entitled to have in, and all rights to be offered an opportunity to participate in, any business opportunity that from time to time may be presented to the Designated Parties. To the maximum extent permitted by law, no Designated Party shall have any obligation to refrain from: (i) engaging in or managing the same or similar activities or lines of business as the Corporation or any of its subsidiaries or developing or marketing any products or services that compete (directly or indirectly) with those of the Corporation or any of its subsidiaries; (ii) investing in or owning any (public or private) interest in any Person engaged in the same or similar activities or lines of business as, or otherwise in competition with, the Corporation or any of its subsidiaries (including any Designated Party, a “Competing Person”); (iii) developing a business relationship with any Competing Person; or (iv) entering into any agreement to provide any service(s) to any Competing Person or acting as an officer, director, member, manager or advisor to, or other principal of, any Competing Person, regardless (in the case of each of (i) through (iv)) of whether such activities are in direct or indirect competition with the business or activities of the Corporation or any of its subsidiaries. To the maximum extent permitted by law, if any Designated Party acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity both for such Designated Party or any of his or her respective Affiliates, on the one hand, and for the Corporation or its subsidiaries, on the other hand, such Designated Party shall have no duty to communicate or offer such transaction or business opportunity to the Corporation or its subsidiaries and such Designated Party may take any and all such transactions or opportunities for itself or offer such transactions or opportunities to any other Person. Notwithstanding the foregoing, this Section 10.1(A) shall not apply to any potential transaction or business opportunity that is expressly offered to a director, officer or employee of the Corporation or its subsidiaries, solely in his or her capacity as a director, officer or employee of the Corporation or its subsidiaries.
(B) Neither the amendment nor repeal of this Article X, nor the adoption of any provision of this Certificate of Formation, nor, to the fullest extent permitted by Texas law, any modification of law, shall eliminate, reduce or otherwise adversely affect any right or protection of any Person granted pursuant hereto existing at, or arising out of or related to any event, act or omission that occurred prior to, the time of such amendment, repeal, adoption or modification (regardless of when any proceeding (or part thereof) relating to such event, act or omission arises or is first threatened, commenced or completed).
(C) If any provision or provisions of this Article X shall be held to be invalid, illegal or unenforceable as applied to any circumstance or any reason whatsoever, (i) the validity, legality and enforceability of such provisions in any other circumstance and the remaining provisions of this Article X (including, without limitation, each portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Article X (including, without limitation, each such portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by applicable law.
(D) To the fullest extent permitted by applicable law, any Person purchasing or otherwise acquiring or holding any interest in any shares of capital stock of the Corporation shall be deemed to have notice of, and to have consented to, the provisions of this Article X. This Article X shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Certificate of Formation, the bylaws of the Corporation or any applicable law.
Section 10.2. Definitions. For purposes of this Article X, the following terms have the following definitions:
(A) “Affiliate” means, with respect to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such specified Person; with respect to any Designated Party, an “Affiliate” shall include (i) any Person who is the direct or indirect ultimate holder of “equity securities” (as such term is described in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) of such Designated Party, and (ii) any investment fund, alternative investment vehicle, special purpose vehicle or holding company that is directly or indirectly managed, advised or controlled by such Designated Party.
(B) “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of the then-outstanding shares of capital stock entitled to vote, by contract, or otherwise. A Person who is the owner of 20% or more of the then outstanding shares of capital stock entitled to vote of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such Person holds the then-outstanding shares of capital stock entitled to vote, in good faith and not for the purpose of circumventing this Section 10.2, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
(C) “Designated Parties” means the Principal Shareholders and any member of the Board who is not at the time an officer of the Corporation, and their respective Affiliates (other than the Corporation) and all of their respective interests in other entities (existing and future) that participate in the energy industry, as applicable.

(D) “Person” means any individual, corporation, partnership, limited liability company, joint venture, firm, association, trust, estate or other entity.
ARTICLE XI
BUSINESS COMBINATIONS WITH AFFILIATED SHAREHOLDERS
Section 11.1. Business Combinations with Affiliated Shareholders. The Corporation shall not be governed by Section 21.606 of the TBOC (or any successor provision thereto) (“Section 21.606”), and the restrictions contained in Section 21.606 shall not apply to the Corporation until immediately following the time at which both of the following conditions exist (if ever): (A) Section 21.606 by its terms would, but for the provisions of this Article XI, apply to the Corporation; and (B) none of the Principal Shareholders beneficially own (as defined in Section 21.603 of the TBOC) twenty percent (20%) or more of the outstanding voting shares of the Corporation (as defined in Section 21.601 of the TBOC), and the Corporation shall thereafter be governed by Section 21.606 if and for so long as Section 21.606 by its terms shall apply to the Corporation.
ARTICLE XII
AMENDMENT OF CERTIFICATE OF FORMATION
Section 12.1. Amendments.
(A) The Corporation shall have the right, subject to any express provisions or restrictions contained in this Certificate of Formation, from time to time, to amend this Certificate of Formation or any provision hereof in any manner now or hereafter provided by applicable law, and all rights and powers of any kind conferred upon a director or shareholder of the Corporation by this Certificate of Formation or any amendment hereof are subject to such right of the Corporation.
(B) Notwithstanding any other provision of this Certificate of Formation (and in addition to any other vote that may be required by applicable law or this Certificate of Formation), the affirmative vote of the holders of capital stock representing at least 66 2/3% in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend, alter or repeal any provision of this Certificate of Formation; provided, however, that the amendment, alteration or repeal of Section 4.1 shall only require the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class.
(C) Notwithstanding any other provision of this Certificate of Formation (and in addition to any other vote that may be required by applicable law or this Certificate of Formation), prior to, on and after the Trigger Date, the affirmative vote of the holders of capital stock representing at least 75% in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to (i) amend, alter or repeal any provision of this Certificate of Formation to (a) include a provision authorized by Section 362(a)(1) of the Delaware General Corporation Law (the “DGCL”) (or any successor provision thereof) in order for the Corporation to become a “public benefit corporation” (as defined in Section 362(a) of the DGCL (or any successor provision thereof)) or (b) otherwise cause or allow the Corporation to become a “public benefit corporation” or similar entity; (ii) merge or consolidate with or into, or convert into, another entity if, as a result of such merger, consolidation or conversion, any class or series of capital stock of the Corporation would become, or be converted into or exchanged for the right to receive, shares or other equity interests in a domestic or foreign “public benefit corporation” or similar entity; or (iii) amend, alter or repeal (by merger, consolidation, conversion or otherwise) this Section 12.1(C).
(D) Notwithstanding the foregoing, nothing in this Certificate of Formation shall be deemed to limit the ability of the parties to the Shareholders’ Agreement to amend, alter or repeal any provision of the Shareholders’ Agreement pursuant to the terms thereof, provided that no amendment to the Shareholders’ Agreement (whether or not such amendment modifies any provision of the Shareholders’ Agreement to which this Certificate of Formation is subject) shall amend this Certificate of Formation.
ARTICLE XIII
FORUM SELECTION
Section 13.1. Exclusive Forum.
(A) Unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the Third Business Court Division of the State of Texas (the “Business Court”) (or, if the Business Court does not have jurisdiction or otherwise cannot, or declines to, hear the applicable cause of action, the United States District Court for the Western District of Texas, Austin Division (the “Federal Court”) or, if the Federal Court lacks jurisdiction or otherwise cannot, or declines to, hear the applicable cause of action, the state district court of Travis County, Texas), in each case, subject to that court having personal jurisdiction over the indispensable parties named defendants therein shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee, shareholder, or agent of the Corporation to the Corporation or the Corporation’s shareholders, including a claim alleging the aiding and abetting of such breach of fiduciary duty, (iii) any action asserting a claim arising pursuant to any provision of the TBOC, this Certificate of Formation or by the bylaws of the Corporation (as either may be amended or restated) or as to which the TBOC confers jurisdiction on the Business Court, (iv) any action to interpret, apply, enforce or determine the validity of this Certificate of Formation or the bylaws of the Corporation, (v) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, (vi) any other action asserting a claim against the Corporation, its directors, officers or employees constituting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, and (vii) any other action within the jurisdiction of the Business Court, including any claims within the supplemental jurisdiction of the Business Court. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIII. If any provision or provisions of this Article XIII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XIII (including, without limitation, each portion of any sentence of this Article XIII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. The provisions of this Article XIII shall not apply to actions brought to enforce any liability or duty created by the Exchange Act.
(B) Each current or former shareholder, and beneficial owner of shares, director and officer of the Corporation irrevocably and unconditionally waives any right it may have to a trial by jury in any legal action, proceeding, cause of action, cross-claim or counterclaim (including with respect to those brought derivatively on behalf of the Corporation) concerning (i) any “internal entity claim” as that term is defined in Section 2.115 of the TBOC, (ii) to the fullest extent permitted by applicable law, in any other claim, action, or proceeding against the Corporation or any director, officer, or other employee of the Corporation, and (iii) any claim arising under or pursuant to the TBOC, this Certificate of Formation or the bylaws of the Corporation (as either may be amended or restated). Each shareholder agrees that, to the fullest extent permitted by law, such shareholder’s purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation, or options or rights to acquire shares of capital stock of the Corporation following the adoption of this Certificate of Formation, constitutes such shareholder’s intentional and knowing waiver of any right to trial by jury with respect to such claims.
ARTICLE XIV
GENERAL
Section 14.1. Derivative Proceedings. The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto. No shareholder of the Corporation may institute or maintain a derivative proceeding in the right of the Corporation unless that shareholder is a Shareholder (as defined in Section 21.551(2) of the TBOC) that, at the time the derivative proceeding is instituted, holds at least one percent of the outstanding shares of capital stock of the Corporation.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of [•], 2026.

ATLAS ENERGY SOLUTIONS INC.

By:
Name:
Title:

Signature Page to Certificate of Formation

APPENDIX D:
TEXAS BYLAWS OF ATLAS ENERGY SOLUTIONS INC.
AMENDED AND RESTATED BYLAWS
OF
ATLAS ENERGY SOLUTIONS INC.
Date of Adoption: [•], 2026
ARTICLE I
OFFICES AND RECORDS
SECTION 1.1. Registered Office. The registered office of Atlas Energy Solutions Inc. (the “Corporation”) in the State of Texas shall be as set forth in the Certificate of Formation of the Corporation, as it may be further amended, restated, supplemented and otherwise modified from time to time (the “Certificate of Formation”), and the name of the Corporation’s registered agent at such address is as set forth in the Certificate of Formation. The registered office and registered agent of the Corporation may be changed from time to time by the board of directors of the Corporation (the “Board”) in the manner provided by applicable law.
SECTION 1.2. Other Offices. The Corporation may have such other offices, either within or outside of the State of Texas, as the Board may designate or as the business of the Corporation may from time to time require.
SECTION 1.3. Books and Records. The books and records of the Corporation may be kept outside the State of Texas at such place or places as may from time to time be designated by the Board.
ARTICLE II
SHAREHOLDERS
SECTION 2.1. Annual Meetings. If required by applicable law, an annual meeting of the shareholders of the Corporation shall be held for the election of directors at such date, time and place, if any, either within or outside of the State of Texas, as may be fixed by the Board, the Chairman of the Board, the Chief Executive Officer or the President, as the case may be, and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. The Board may postpone, recess, adjourn, reschedule or cancel any annual meeting of shareholders previously scheduled by the Board. Any other proper business may be transacted at the annual meeting.
SECTION 2.2. Special Meetings. Special meetings may be called in the manner as specified in the Certificate of Formation and these Bylaws. In order for the Secretary to call a special meeting pursuant to the request of shareholders pursuant to this Section 2.2, the request for a special meeting must be delivered to the Secretary at the principal executive offices of the Corporation, be accompanied by the same information set forth in Section 2.8(a) of these Bylaws that is applicable to a shareholder proposal or nomination at an annual or special meeting of shareholders and otherwise comply with the TBOC, the Certificate of Formation, and the other provisions of these Bylaws, as determined by the Board.
SECTION 2.3. Record Date.
(A) In order that the Corporation may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by applicable law, not be more than 60 nor less than ten days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of shareholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or earlier date as that fixed for determination of shareholders entitled to vote in accordance herewith at the adjourned meeting.

(B) In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, exchange or redemption of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
(C) Unless otherwise restricted by the Certificate of Formation, in order that the Corporation may determine the shareholders entitled to express consent to corporate action without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date for determining shareholders entitled to express consent to corporate action without a meeting is fixed by the Board, (i) when no prior action of the Board is required by applicable law, the record date for such purpose shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board is required by applicable law, the record date for such purpose shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.
SECTION 2.4. Shareholder List. The Corporation shall prepare, no later than the eleventh day before every meeting of shareholders, a complete list of shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order for each class of stock and showing the address of each such shareholder and the number of shares registered in the name of such shareholder. Nothing contained in this section shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting for a period of at least ten days ending on the day before the meeting date, either on a reasonably accessible electronic network (provided that the information required to gain access to the list is provided with the notice of the meeting) or during ordinary business hours at the principal place of business of the Corporation. Except as otherwise required by applicable law, the stock ledger of the Corporation shall be prima facie evidence as to who are the shareholders entitled by this section to examine the list required by this section or to vote in person or by proxy at any meeting of the shareholders.
SECTION 2.5. Notice of Meeting. Unless otherwise required by law, the Certificate of Formation or these Bylaws, notice shall be given not less than ten days nor more than 60 days before the date of the meeting, to each shareholder of record entitled to vote at such meeting. The notice shall specify (A) the record date for determining the shareholders entitled to vote at the meeting (if such date is different from the record date for shareholders entitled to notice of the meeting), (B) the place, if any, date and time of such meeting, (C) the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such meeting, (D) in the case of a special meeting, the purpose or purposes for which such meeting is called and (E) such other information as may be required by applicable law or as may be deemed appropriate by the Board, the Chairman of the Board, the Chief Executive Officer or the Secretary of the Corporation. If the shareholder list referred to in Section 2.4 of these Bylaws is made accessible on an electronic network, the notice of meeting must indicate how the shareholder list can be accessed. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the shareholder at his or her address as it appears on the stock transfer books of the Corporation. The Corporation may also provide shareholders with notice of a meeting including by electronic transmission in accordance with the requirements of Section 21.3531 of the Texas Business Organizations Code (the “TBOC”). Such further notice shall be given as may be required by applicable law. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the notice of meeting. Notwithstanding the foregoing, notice of a shareholder meeting regarding a fundamental business transaction (as defined in the TBOC) must (x) be given to each shareholder of the Corporation not later than 21 days prior to the meeting, regardless of whether the shareholder is entitled to vote on the matter, and (y) state that the purpose, or one of the purposes, of the meeting is to consider a fundamental business transaction.
SECTION 2.6. Quorum and Adjournment of Meetings.
(A) Except as otherwise required by applicable law, the Certificate of Formation or these Bylaws, the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote at the meeting, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the voting power of all of the outstanding shares of such class or series, represented in person or by proxy, shall constitute a quorum of such class or series for the transaction of such business. For the avoidance of doubt, abstentions shall be treated as present for purposes of determining the presence or absence of a quorum. The presiding person at the meeting may adjourn the meeting from time to time for any reason, whether or not there is such a quorum. The shareholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.
(B) Any meeting of shareholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the TBOC; provided, however, that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each shareholder of record as of the record date so fixed for notice of such adjourned meeting. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.
SECTION 2.7. Proxies. At all meetings of shareholders, a shareholder may vote by proxy. The authorization of a person to act as proxy may be documented, signed and delivered in accordance with Section 21.367 of the TBOC provided that such authorization shall set forth, or be delivered with information enabling the Corporation to determine the identity of the shareholder granting such authorization. Any copy, facsimile transmission or other reliable reproduction of the document (including any electronic transmission) created pursuant to this section may be substituted or used in lieu of the original document for any and all purposes for which the original document could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original document. No proxy may be voted or acted upon after the expiration of eleven months from the date of such proxy, unless such proxy provides otherwise. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 21.368 and 21.369 of the TBOC.
SECTION 2.8. Notice of Shareholder Business and Nominations.
(A) Annual Meetings of Shareholders.
(i) Nominations of persons for election to the Board and the proposal of other business to be considered by the shareholders at an annual meeting of shareholders may be made only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board or any authorized committee thereof, (c) by any shareholder of the Corporation who (1) was a shareholder of record at the time of giving of notice provided for in these Bylaws and at the time of the annual meeting, (2) is entitled to vote at the meeting and (3) complies with the notice procedures and other requirements set forth in these Bylaws and applicable law, or (d) by shareholders of the Corporation who are given such rights or abilities under the Amended & Restated Stockholders’ Agreement, among the Corporation and certain of its shareholders, dated as of October 2, 2023 (as further amended, restated, supplemented or otherwise modified from time to time, the “Shareholders’ Agreement”), pursuant to the terms of the Shareholders’ Agreement. Sections 2.8(A)(i)(c) and (d) of these Bylaws shall be the exclusive means for a shareholder to make nominations or submit other business (other than matters properly brought under and in compliance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and included in the Corporation’s notice of meeting, annual meeting proxy statement and proxy card) before an annual meeting of the shareholders. In addition, if the proposal is made on behalf of a beneficial owner other than the shareholder of record, such beneficial owner must be the beneficial owner of stock of the Corporation both at the time of giving notice provided for in this Section 2.8(A)(i) and at the time of the annual meeting.
(ii) For any nominations or any other business to be properly brought before an annual meeting by a shareholder pursuant to Section 2.8(A)(i)(c) of these Bylaws, (x) the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation, (y) such other business must otherwise be a proper matter for shareholder action under the TBOC and (z) the record shareholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by these Bylaws. To be timely, a shareholder’s notice must be received by the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting, provided, however, that subject to the following sentence, in the event that the date of the annual meeting is scheduled for a date that is more than 30 days before or more than 60 days after such anniversary date or in the event that no annual meeting was held in the prior year, notice by the shareholder to be timely must be so received not later than the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment, recess or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. The number of nominees a shareholder may nominate for election at the annual meeting (or in the case of a shareholder giving the notice on behalf of a beneficial owner, the number of nominees a shareholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.
To be in proper form, a shareholder’s notice (whether given pursuant to this Section 2.8(A)(ii) or Section 2.8(B)) to the Secretary of the Corporation must:
(a) set forth, as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such shareholder, as they appear on the Corporation’s books, and of any such Shareholder Associated Person (as defined in Section 2.8(C)(ii)), if any, (2) (A) the class or series and number of shares of the Corporation that are, directly or indirectly, owned beneficially and of record by such shareholder and such Shareholder Associated Person, (B) any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of the Corporation or otherwise (a “Derivative Instrument”), directly or indirectly owned beneficially by such shareholder or by any Shareholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation held by such shareholder or by any Shareholder Associated Person, (C) a complete and accurate description of any agreement, arrangement or understanding between or among such shareholder and any Shareholder Associated Person and any other person or persons in connection with such shareholder’s director nomination or other proposed business and the name and address of any other person(s) or entity or entities known to the shareholder to support such nomination or business, including any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the nomination(s) or other business proposed to be brought before the meeting of shareholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), (D) a description of any proxy, contract, arrangement, understanding or relationship pursuant to which such shareholder or any Shareholder Associated Person has a right to vote, directly or indirectly, any shares of any security of the Corporation, (E) any short interest in any security of the Corporation held by such shareholder or any Shareholder Associated Person (for purposes of these Bylaws, a person shall be deemed to have a “short interest” in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (F) any rights to dividends on the shares of the Corporation owned beneficially by such shareholder or by any Shareholder Associated Person that are separated or separable from the underlying shares of the Corporation, (G) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder or any Shareholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (H) any performance-related fees (other than an asset-based fee) that such shareholder or any Shareholder Associated Person is entitled to base on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including, without limitation, any such interests held by members of such shareholder’s or any Shareholder Associated Person’s immediate family sharing the same household,

(3) any other information relating to such shareholder and any Shareholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for, as applicable, the proposal or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (4) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting, (5) a representation as to whether or not such shareholder or any Shareholder Associated Person intends or is a party of a group which intends (x) to deliver a proxy statement or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding stock required to approve or adopt the proposal or, in the case of a nomination or nominations, at least the percentage of the voting power of the Corporation’s outstanding stock reasonably believed by the shareholder or Shareholder Associated Person, as the case may be, to be sufficient to elect such nominee or nominees, (y) otherwise to solicit proxies or votes from shareholders in support of such proposal or nomination and/or (z) to solicit proxies in support of any proposed nominee in accordance with Rule 14a-19 promulgated under the Exchange Act (such representation, a “Solicitation Statement”), (6) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such shareholder or beneficial owner has or shares a right to, directly or indirectly, vote any shares of any class or series of capital stock of the Corporation, (7) any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such shareholder or beneficial owner that are separated or separable from the underlying shares of the Corporation, (8) any performance-related fees (other than an asset based fee) to which such shareholder or beneficial owner, directly or indirectly, is entitled based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation or any Derivative Instruments and (9) the names and addresses of other shareholders (including beneficial owners) known by any of the shareholders giving the notice to support such nominations or other business proposal(s), and to the extent known the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other shareholder(s) or other beneficial owner(s);
(b) if the notice relates to any business other than a nomination of a director or directors that the shareholder proposes to bring before the meeting, set forth (1) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such shareholder and Shareholder Associated Person, if any, in such business, (2) the exact text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment) and (3) a complete and accurate description of all agreements, arrangements and understandings between or among such shareholder and such shareholder’s Shareholder Associated Person, if any, and the name and address of any other person(s) or entity or entities in connection with the proposal of such business by such shareholder;
(c) set forth, as to each person, if any, whom the shareholder proposes to nominate for election or reelection to the Board (1) all information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the Corporation’s proxy statement as a nominee and to serving as a director if elected), (2) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and Shareholder Associated Person, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, and (3) a representation that such person intends to serve a full term, if elected as director; and
(d) with respect to each nominee for election or reelection to the Board, include (1) a completed and signed questionnaire, representation and agreement in a form provided by the Corporation, which form the shareholder must request from the Secretary of the Corporation in writing with no less than seven days advance notice and (2) a written representation and agreement (in the form provided by the Secretary of the Corporation upon written request) that such person (A) is not and will not become a party to (i) any agreement, arrangement or understanding (whether written or oral) with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding (whether written or oral) with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee.
(iii) A shareholder providing notice of a nomination or proposal of other business to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to clauses (ii)(a)(1)-(4) and (6)-(9) and clauses (ii)(b)-(c) of this Section 2.8(A) shall be true and correct (a) as of the record date for the meeting and (b) as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than seven business days prior to the date for the meeting or any postponement or adjournment thereof, if practicable (or, if not practicable, on the first practicable date prior to any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof)).
(B) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to a notice of meeting (i) by or at the direction of the Board or any committee thereof (or shareholders if permitted pursuant to Article VII of the Certificate of Formation and Section 2.2 of these Bylaws) or (ii) if the Board (or shareholders if permitted pursuant to Article VII of the Certificate of Formation and Section 2.2 of these Bylaws) has determined that directors shall be elected at such meeting, (a) by any shareholder of the Corporation who (1) is a shareholder of record at the time of giving of notice provided for in these Bylaws and at the time of the special meeting, (2) is entitled to vote at the meeting and (3) complies with the notice procedures set forth in these Bylaws and applicable law or (b) by a shareholder of the Corporation who is given such rights or abilities under the Shareholders’ Agreement pursuant to the terms of the Shareholders’ Agreement. In the event a special meeting of shareholders is called pursuant to Article VII of the Certificate of Formation or Section 2.2 of these Bylaws for the purpose of electing one or more directors to the Board, a shareholder pursuant to clause (ii)(a) of this Section 2.8(B) may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the shareholder delivers notice with the information required by Section 2.8(A)(ii)(a) and Section 2.8(A)(ii)(c) (with the updates required by Section 2.8(A)(iii)) of these Bylaws with respect to any nomination and the completed and signed questionnaire, representations and agreements required by Section 2.8(A)(ii)(d) of these Bylaws. Such notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting at which directors are to be elected. In no event shall any adjournment, recess or postponement or the announcement thereof of a special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. The number of nominees a shareholder may nominate for election at the special meeting (or in the case of a shareholder giving the notice on behalf of a beneficial owner, the number of nominees a shareholder may nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. For any business other than a nomination of a director, the shareholder must deliver notice with the information required by Section 2.8(A)(ii).
(C) General.
(i) Except as otherwise expressly provided in Rule 14a-8 promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in these Bylaws and applicable law shall be eligible to serve as directors, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws and applicable law. Except as otherwise provided by applicable law, the Certificate of Formation or these Bylaws, the presiding person at the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and applicable law and, if any proposed nomination or business is not in compliance with these Bylaws and applicable law, to declare that such defective proposal or nomination shall be disregarded.
(ii) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by Dow Jones News Service, the Associated Press, or any other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder, and “Shareholder Associated Person” shall mean, for any shareholder, (a) any person or entity controlling, directly or indirectly, or acting in concert with, such shareholder, (b) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such shareholder or (c) any person or entity controlling, controlled by or under common control with any person or entity referred to in the preceding clauses (a) or (b).
(iii) Notwithstanding the foregoing provisions of these Bylaws, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in these Bylaws; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.8(A) or Section 2.8(B) of these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights (a) of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) of the holders of any series of preferred stock of the Corporation (“Preferred Stock”) if and to the extent provided for under applicable law, the Certificate of Formation or these Bylaws. Notwithstanding anything to the contrary in these Bylaws, unless otherwise required by law, if any shareholder or Shareholder Associated Person, if any, (1) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act with respect to any proposed nominee and (2) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) promulgated under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such shareholder or such Shareholder Associated Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence), then the nomination of each such proposed nominee shall be disregarded, notwithstanding that proxies or votes in respect of the election of such proposed nominee may have been received by the Corporation (which proxies and votes shall be disregarded). Upon request by the Corporation, if any shareholder or Shareholder Associated Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such shareholder or such Shareholder Associated Person shall deliver to the Corporation, no later than five business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.
(iv) Unless otherwise required by law, if the shareholder (or a qualified representative of the shareholder) making a nomination or proposal under this Section 2.8 does not appear at a meeting of shareholders to present such nomination or proposal, the nomination shall be disregarded and the proposed business shall not be transacted, as the case may be, notwithstanding that proxies in favor thereof may have been received by the Corporation. For purposes of this Section 2.8, to be considered a qualified representative of the shareholder, a person must be a duly authorized officer, manager or partner of such shareholder or must be authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting of shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of shareholders, in accordance with the TBOC.
(v) Notwithstanding anything to the contrary contained in this Section 2.8, for so long as the Shareholders’ Agreement remains in effect with respect to any Principal Shareholder, Ben M. Brigham (so long as Ben M. Brigham has the right to designate one or more nominees for election to the Board pursuant to the Shareholders’ Agreement) shall not be subject to this Section 2.8 with respect to any annual or special meeting of shareholders.
SECTION 2.9. Conduct of Business. The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of a meeting of shareholders as it shall deem appropriate in its sole discretion. The Chairman of the Board, if one shall have been elected, or in the Chairman of the Board’s absence, the Chief Executive Officer or, in the Chief Executive Officer’s absence or if one shall not have been elected, the director or officer designated by the majority of the Whole Board (as defined below), shall preside at all meetings of the shareholders. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over the meeting shall have the right and authority to convene and for any or no reason to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the presiding person at the meeting, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding person at the meeting, may include, without limitation, the following: (A) the establishment of an agenda or order of business for the meeting; (B) rules and procedures for maintaining order at the meeting and the safety of those present; (C) limitations on attendance at or participation in the meeting to shareholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine; (D) restrictions on entry to the meeting after the time fixed for the commencement thereof; (E) limitations on the time allotted to questions or comments by participants; and (F) restrictions of the use of audio or visual recording devices. The person presiding over the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting, and if such presiding person at the meeting should so determine, such presiding person at the meeting shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.
SECTION 2.10. Required Vote. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, at any meeting at which directors are to be elected, so long as a quorum is present, directors shall be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting and entitled to vote in such election. Unless otherwise provided in the Certificate of Formation, cumulative voting for the election of directors shall be prohibited. Unless a different or minimum vote is required by applicable law, the rules and regulations of any stock exchange applicable to the Corporation, any law or regulation applicable to the Corporation or its securities, the Certificate of Formation or these Bylaws, in which such different or minimum vote shall be the applicable vote on the matter, in all matters other than the election of directors and certain non-binding advisory votes described below, the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the shareholders. In non-binding advisory matters with more than two possible vote choices, the plurality of the votes cast by the holders of outstanding shares of stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the recommendation of the shareholders.
SECTION 2.11. Treasury Stock. Shares of the Corporation’s capital stock shall neither be entitled to vote nor counted for quorum purposes if such shares belong to (A) the Corporation, (B) any other corporation, if a majority of shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly by the Corporation, or (C) any other entity, if a majority of the voting power of such other entity is held, directly or indirectly, by the Corporation or if such other entity is otherwise controlled, directly or indirectly, by the Corporation; provided, however, that the foregoing shall not limit the right of the Corporation or such other corporation to vote stock of the Corporation held in a fiduciary capacity.
SECTION 2.12. Inspectors of Elections. The Corporation may, and when required by applicable law, shall, appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of shareholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of shareholders and the appointment of an inspector is required by applicable law, the presiding person at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by applicable law.
SECTION 2.13. Shareholder Action by Written Consent Without a Meeting. Subject to the rights of the holders of any series of Preferred Stock or any other class or series of stock that have been expressly granted the right to take action by less than unanimous written consent, any action required or permitted to be taken at any annual or special meeting of the shareholders of the Corporation may be taken without a meeting, without prior notice, and without a vote, to the extent permitted by Article VI of the Certificate of Formation. Such consent or consents must be delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Delivery to the registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each shareholder who signs it, and no written consent shall be effective to take the action referred to therein unless, within sixty (60) days (or such other period as required by the TBOC) after the date of the earliest-dated consent delivered to the Corporation in the manner required by this Section 2.13, written consents signed by a sufficient number of holders to take the action are so delivered. Prompt notice of the taking of any action by written consent without a meeting by less than unanimous consent shall be given to those shareholders who did not consent in writing and who, had the action been taken at a meeting, would have been entitled to notice of the meeting; provided, however, that the failure to give such notice shall not affect the validity of the action taken. Unless the Certificate of Formation permits shareholder action by less than unanimous written consent, any shareholder action taken by written consent in lieu of a meeting shall require the written consent of all shareholders entitled to vote on the action.
ARTICLE III
BOARD OF DIRECTORS
SECTION 3.1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authorities expressly conferred upon them by these Bylaws, the Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Formation or by these Bylaws required to be exercised or done by the shareholders. The directors shall act only as a Board or as a committee thereof, and the individual directors shall have no power as such.
SECTION 3.2. Number, Election, Tenure and Voting Power. Subject to applicable law, the Shareholders’ Agreement and the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the Whole Board; provided that the initial number of directors shall be eight. The election, term and voting power of directors shall be as set forth in the Certificate of Formation.
SECTION 3.3. Regular Meetings. Subject to Section 3.5, regular meetings of the Board shall be held on such dates, and at such times and places (within or without the State of Texas), if any, as are determined from time to time by resolution of the Board. Notice of such regular meetings shall not be required.

SECTION 3.4. Special Meetings. Special meetings of the Board shall be called at the request of the Chairman of the Board, the President, the Chief Executive Officer or a majority of the Board then in office. The person or persons authorized to call special meetings of the Board may fix the place, if any, date and time of the meetings. Any business may be conducted at a special meeting of the Board.
SECTION 3.5. Notice. Notice of any special meeting of directors shall be given to each director at his or her business or residence in writing by hand delivery, first-class or overnight mail, courier service or facsimile or electronic transmission or orally by telephone, in accordance with the TBOC. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five days before such meeting. If by overnight mail or courier service, such notice shall be deemed adequately delivered when the notice is delivered to the overnight mail or courier service company at least 24 hours before such meeting. If by facsimile or electronic transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least 24 hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least 24 hours prior to the time set for the meeting and shall be confirmed by facsimile or electronic transmission that is sent promptly thereafter. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice of such meeting. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with these Bylaws.
SECTION 3.6. Action by Consent of Board. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board or committee in the same paper or electronic form as the minutes are maintained. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State of the State of Texas.
SECTION 3.7. Remote Meetings. Members of the Board or any committee thereof may participate in a meeting of the Board or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.
SECTION 3.8. Quorum. A majority of the Whole Board shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of the directors present may, to the fullest extent permitted by law, adjourn the meeting from time to time without further notice unless (A) the date, time and place, if any, of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 3.5 of these Bylaws shall be given to each director, or (B) the meeting is adjourned for more than 24 hours, in which case the notice referred to in clause (A) shall be given to those directors not present at the announcement of the date, time and place, if any, of the adjourned meeting. Except as otherwise expressly required by law, the Certificate of Formation or these Bylaws, all matters shall be determined by the affirmative vote of a majority of the directors present at a meeting at which a quorum is present.
SECTION 3.9. Vacancies. Any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, retirement, disqualification or removal of any director or from any other cause shall be filled in accordance with the Certificate of Formation.
SECTION 3.10. Removal. Directors of the Corporation may be removed in the manner provided in the Certificate of Formation and applicable law.
SECTION 3.11. Records. The Board shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the shareholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.
SECTION 3.12. Compensation. Unless otherwise restricted by the Certificate of Formation or these Bylaws, the Board shall have authority to fix the compensation of directors, including fees and reimbursement of expenses. The Corporation will cause each non-employee director serving on the Board to be reimbursed for all reasonable out-of-pocket costs and expenses incurred by him or her in connection with such service.
SECTION 3.13. Regulations. To the extent consistent with applicable law, the Certificate of Formation and these Bylaws, the Board may adopt such rules and regulations for the conduct of meetings of the Board and for the management of the affairs and business of the Corporation as the Board may deem appropriate.

SECTION 3.14. First Meeting. Each newly elected Board may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of shareholders. Notice of such meeting shall not be required.
ARTICLE IV
COMMITTEES
SECTION 4.1. Designation; Powers. Subject to the terms of the Shareholders’ Agreement, the Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the fullest extent permitted by applicable law and to the extent provided in the resolution(s) of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.
SECTION 4.2. Procedure; Meetings; Quorum. Any committee designated pursuant to Section 4.1 shall choose its own chairman in the event the chairman has not been selected by the Board by a majority vote of the members then in attendance at a meeting of the committee so long as a quorum is present, shall keep regular minutes of its proceedings, and shall meet at such times and at such place or places as may be provided by the charter of such committee or by resolution of such committee or resolution of the Board. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present at a meeting where a quorum is present shall be necessary for the adoption by it of any resolution. A committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to such subcommittee any or all of the powers of such committee. The Board shall adopt a charter for each committee for which a charter is required by applicable laws, regulations or stock exchange rules, may adopt a charter for any other committee, and may adopt other rules and regulations for the governance of any committee not inconsistent with the provisions of the Certificate of Formation, these Bylaws or any such charter. Unless the Certificate of Formation, these Bylaws, any charter for such committee or the Board otherwise provides, any such committee or subcommittee may make rules for the conduct of its business, but unless otherwise provided by the Board or such rules, its meetings shall be called, notice given or waived, its business conducted or its action taken as nearly as may be in the same manner as is provided in these Bylaws with respect to meetings or for the conduct of business or the taking of actions by the Board. The Board shall have power at any time to fill vacancies in, change the membership of, or discharge any such committee. The Secretary of the Corporation shall act as Secretary of any committee or subcommittee, unless otherwise provided by the Board or such committee or subcommittee.
SECTION 4.3. Substitution of Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.
ARTICLE V
OFFICERS
SECTION 5.1. Officers. The Board shall elect a President, a Secretary and the officers of the Corporation which may include, if the Board so elects, a Chairman of the Board, a Chief Executive Officer, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, a Treasurer and such other officers as the Board from time to time may deem proper. If elected, the Chairman of the Board shall be chosen from among the directors. All officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article V. Such officers shall also have such powers and duties as from time to time may be conferred by the Board or by any duly authorized committee thereof or, with respect to any Executive Vice President, Senior Vice President, Vice Presidents, Treasurer or Secretary, by the Chairman of the Board, Chief Executive Officer or President. The Board or any committee thereof may from time to time elect, or the Chairman of the Board, Chief Executive Officer or President, may appoint, such other officers (including a Chief Financial Officer, Chief Operating Officer and one or more Senior Vice Presidents, Vice Presidents, Assistant Secretaries and Assistant Treasurers) and such agents, as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as shall be provided in these Bylaws or as may be prescribed by the Board or such committee thereof or by the Chairman of the Board, Chief Executive Officer or President, as the case may be. Any number of offices may be held by the same person. Except for the Chairman of the Board, if any, no officer need be a director. None of the officers need be a shareholder of the Corporation.
SECTION 5.2. Election and Term of Office. Each officer shall hold office until his or her successor shall have been duly elected or appointed and shall have qualified or until his or her death or until he or she shall resign, but any officer may be removed from office at any time by the affirmative vote of a majority of the Board or, except in the case of an officer or agent elected by the Board, by the Chairman of the Board, Chief Executive Officer or President. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his or her successor, his or her death, resignation or removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan.
SECTION 5.3. Chairman of the Board. The Chairman of the Board, if elected, shall perform all duties incidental to his or her office that may be required by law and all such other duties as are properly required of him or her by the Board. The Chairman of the Board may also serve as Chief Executive Officer, if so elected by the Board. The Chairman of the Board may also have the title of Executive Chairman if the Chairman of the Board is also an officer of the Corporation.
SECTION 5.4. Chief Executive Officer. The Chief Executive Officer, if any, shall be responsible for the general management of the affairs of the Corporation and shall act in a general executive capacity subject to the oversight of the Chairman of the Board in the administration and operation of the Corporation’s business and general supervision of its policies and affairs. The Chief Executive Officer shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and all other documents and instruments in connection with the business of the Corporation. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer, if also a director, shall preside when present at all meetings of the Board.
SECTION 5.5. President. The President, shall have such powers and shall perform such duties as shall be assigned to him or her by the Board. Subject to the direction of the Board, the President shall perform all duties incident to the office of a president in a corporation organized under Texas law. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President and if he or she shall be a director, shall preside when present at all meetings of the Board. The position of President and Chairman of the Board or Chief Executive Officer may be held by the same person.
SECTION 5.6. Executive Vice Presidents, Senior Vice Presidents and Vice Presidents. Each Executive Vice President, Senior Vice President and Vice President, if any, shall have such powers and shall perform such duties as shall be assigned to him or her by the Board or the Chairman of the Board, the Chief Executive Officer or the President.
SECTION 5.7. Treasurer. The Treasurer, if any, shall exercise general supervision over the receipt, custody and disbursement of corporate funds. The Treasurer shall cause the funds of the Corporation to be deposited in such banks as may be authorized by the Board, or in such banks as may be designated as depositaries in the manner provided by resolution of the Board. He or she shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him or her from time to time by the Board, the Chairman of the Board, the Chief Executive Officer or the President.
SECTION 5.8. Secretary. The Secretary, if any, shall keep or cause to be kept in one or more books provided for that purpose, the minutes of all meetings of the Board, the committees of the Board and the shareholders; he or she shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by applicable law; he or she shall be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal; and he or she shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board may direct; and in general, he or she shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board, the Chairman of the Board, the Chief Executive Officer or the President.
SECTION 5.9. Vacancies. A newly created elected office and a vacancy in any elected office because of death, resignation, removal or otherwise may be filled by the Board for the unexpired portion of the term at any meeting of the Board. Any vacancy in an office appointed by the Chairman of the Board, the Chief Executive Officer or the President, because of death, resignation, removal or otherwise may be filled by the Chairman of the Board, the Chief Executive Officer or the President.
SECTION 5.10. Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board, the Chief Executive Officer or any officer authorized by the Chairman of the Board, the Chief Executive Officer or the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation or entity in which the Corporation may hold securities and otherwise to exercise any and all rights and powers that the Corporation may possess by reason of its ownership of securities in such other corporation.
SECTION 5.11. Delegation. The Board may from time to time delegate the powers and duties of any officer to any other officer or agent, notwithstanding any provision hereof.
SECTION 5.12. Compensation. The salaries or other compensation of the officers of the Corporation shall be fixed from time to time by the Board, a committee of the Board or an officer of the Corporation designated by the Board or a committee of the Board, subject to applicable law and the rules or regulations of any stock exchange applicable to the Corporation.
ARTICLE VI
STOCK CERTIFICATES AND TRANSFERS
SECTION 6.1. Stock Certificates and Transfers. The interest of each shareholder of the Corporation evidenced by certificates for shares of stock shall be in such form as the appropriate officers of the Corporation may from time to time prescribe, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock may be uncertificated shares, subject to the requirements of the TBOC. The shares of the stock of the Corporation shall be entered in the books of the Corporation as they are issued and shall exhibit the holder’s name and number of shares. Subject to the provisions of the Certificate of Formation, the shares of the stock of the Corporation shall be transferred on the books of the Corporation, which may be maintained by a third-party registrar or transfer agent, by the holder thereof in person or by his or her attorney, upon surrender for cancellation of certificates for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require or upon receipt of proper transfer instructions from the registered holder of uncertificated shares and upon compliance with appropriate procedures for transferring shares in uncertificated form, at which time the Corporation shall issue a new certificate to the person entitled thereto (if the stock is then represented by certificates), cancel the old certificate and record the transaction upon its books.
Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by any two authorized officers of the Corporation (it being understood that each of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary shall be an authorized officer for such purpose), certifying the number of shares owned by such holder in the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
SECTION 6.2. Lost, Stolen or Destroyed Certificates. No certificate for shares or uncertificated shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed or stolen, except on production of such evidence of such loss, destruction or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board or any financial officer may in its or their discretion require.
SECTION 6.3. Ownership of Shares. The Corporation shall be entitled to treat the holder of record of any share or shares of stock of the Corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.
SECTION 6.4. Regulations Regarding Certificates. Subject to applicable law, the Board shall have the power and authority to make all such rules and regulations concerning the issue, transfer and registration or the replacement of certificates for shares of stock of the Corporation. The Corporation may enter into additional agreements with shareholders to restrict the transfer of stock of the Corporation in any manner not prohibited by the TBOC.
ARTICLE VII
MISCELLANEOUS PROVISIONS
SECTION 7.1. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January and end on the 31st day of December of each year or as otherwise determined by the Board.

SECTION 7.2. Dividends. Except as otherwise provided by law or the Certificate of Formation, the Board may from time to time declare, and the Corporation may pay, out of funds legally available therefor, dividends on its outstanding shares of stock, which dividends may be paid in either cash, property or shares of stock of the Corporation. A member of the Board, or a member of any committee designated by the Board, shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board, or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.
SECTION 7.3. Seal. The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
SECTION 7.4. Waiver of Notice. Whenever any notice is required to be given to any shareholder or director of the Corporation under the provisions of the TBOC, the Certificate of Formation or these Bylaws, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the shareholders or the Board or committee thereof need be specified in any waiver of notice of such meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person participates in or attends the meeting solely to object to the transaction of business at the meeting on the ground that the meeting was not lawfully called or convened.
SECTION 7.5. Resignations. Any director or any officer, whether elected or appointed, may resign at any time by giving notice in writing or by electronic transmission of such resignation to the Chairman of the Board, the Chief Executive Officer, the President, or the Secretary, and such resignation shall be deemed to be effective when said notice is received by the Chairman of the Board, the Chief Executive Officer, the President, or the Secretary, or at such later time as is specified therein unless otherwise provided in the notice of resignation. No formal action shall be required of the Board or the shareholders to make any such resignation effective.
SECTION 7.6. Indemnification and Advancement of Expenses.
(A) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made a party or is threatened to be made a party to or is or was a witness in or is otherwise involved or asked to participate in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was or has agreed to become a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a governing person, director, officer, trustee, delegate, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or non-profit entity, including service with respect to an employee benefit plan (a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a governing person, director, officer, trustee, delegate, employee or agent, or in any other capacity while serving or having agreed to serve as a governing person, director, officer, trustee, delegate, employee or agent, against all reasonable expenses, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) actually incurred or suffered by such Covered Person in connection with such proceeding to the extent permitted by the TBOC.
Notwithstanding any other provision of this Section 7.6, to the extent that a Covered Person has been wholly successful on the merits or otherwise in defense of any proceeding referred to in this Section 7.6(A), or in defense of any claim, issue or matter therein, the Corporation shall indemnify such Covered Person against all reasonable expenses (including attorneys’ fees) actually incurred by such Covered Person in connection with such proceeding.
(B) The Corporation shall, to the fullest extent not prohibited by applicable law as it presently exists or may hereafter be amended, pay or reimburse the expenses (including attorneys’ fees) incurred by a Covered Person in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of (i) a written undertaking by or on behalf of the Covered Person to repay all amounts paid or reimbursed if the final determination is that the Covered Person has not met the standard of conduct necessary for indemnification or that indemnification is prohibited by Section 8.102 of the TBOC and (ii) a written affirmation by such Covered Person of such Covered Person’s good faith belief that he or she has met the standard of conduct necessary for indemnification.
(C) The rights to indemnification and advancement of expenses under this Section 7.6 shall be contract rights and such rights shall continue as to a Covered Person who has ceased to be a governing person, director, officer, trustee, delegate, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 7.6, except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board.
(D) Following the final disposition of a proceeding for which a Covered Person seeks indemnification and for which the Covered Person’s defense was wholly or partially unsuccessful, (i) if such Covered Person was a governing person (as defined by the TBOC), then such Covered Person’s eligibility for indemnification shall be determined in accordance with Section 8.103 of the TBOC; (ii) if such Covered Person was not a governing person (as defined by the TBOC), then such Covered Person’s eligibility for indemnification shall be determined by the Corporation’s general counsel. If a claim for indemnification under this Section 7.6 (following the final disposition of such proceeding) is not paid in full within 60 days after the Corporation has received a claim therefor by the Covered Person, or if a claim for any advancement of expenses under this Section 7.6 is not paid in full within 30 days after the Corporation has received a statement or statements requesting such amounts to be advanced, the Covered Person shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim. If successful in whole or in part, the Covered Person shall be entitled to be paid the expense of prosecuting such claim, or a claim brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, to the fullest extent permitted by applicable law. In any such action, the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law. In (i) any suit brought by a Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon final judicial decision from which there is no further right to appeal that, the Covered Person has not met any applicable standard for indemnification set forth in the TBOC. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered Person has met the applicable standard of conduct set forth in the TBOC, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its shareholders) that the Covered Person has not met such applicable standard of conduct, shall create a presumption that the Covered Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, be a defense to such suit. In any suit brought by the Covered Person to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to such advancement of expenses, under this Section 7.6 or otherwise shall be on the Corporation.
(E) The rights conferred on any Covered Person by this Section 7.6 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, law (common or statutory), any provision of the Certificate of Formation, these Bylaws, any agreement or vote of shareholders or disinterested directors or otherwise.
(F) This Section 7.6 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.
(G) Any Covered Person entitled to indemnification and/or advancement of expenses, in each case pursuant to this Section 7.6, may have certain rights to indemnification, advancement and/or insurance provided by one or more persons with whom or which such Covered Person may be associated (including, without limitation, any Principal Shareholder). The Corporation hereby acknowledges and agrees that (i) the Corporation shall be the indemnitor of first resort with respect to any proceeding, expense, liability or matter that is the subject of this Section 7.6, (ii) the Corporation shall be primarily liable for all such obligations and any indemnification afforded to a Covered Person in respect of a proceeding, expense, liability or matter that is the subject of this Section 7.6, whether created by law, organizational or constituent documents, contract or otherwise, (iii) any obligation of any persons with whom or which a Covered Person may be associated (including, without limitation, any Principal Shareholder) to indemnify such Covered Person and/or advance expenses or liabilities to such Covered Person in respect of any proceeding shall be secondary to the obligations of the Corporation hereunder, (iv) the Corporation shall be required to indemnify each Covered Person and advance expenses to each Covered Person hereunder to the fullest extent provided herein without regard to any rights such Covered Person may have against any other person with whom or which such Covered Person may be associated (including, without limitation, any Principal Shareholder) or insurer of any such person and (v) the Corporation irrevocably waives, relinquishes and releases any other person with whom or which a Covered Person may be associated (including, without limitation, any Principal Shareholder) from any claim of contribution, subrogation or any other recovery of any kind in respect of amounts paid by the Corporation hereunder.
(H) The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, other enterprise or non-profit entity, including service with respect to an employee benefit plan, shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, other enterprise, non-profit entity or employee benefit plan.
(I) The Corporation may maintain insurance or another arrangement, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, other enterprise or non-profit entity, including service with respect to an employee benefit plan, against any expense, liability or loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement), whether or not the Corporation would have the power to indemnify such person against any such expense, liability or loss under the TBOC.
(J) Any repeal or modification of the provisions of this Section 7.6 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to the time of such repeal or modification.
(K) To the extent required by Section 8.152 of the TBOC, the Corporation shall report any indemnification of or advancement of expenses to or on behalf of a governing person (as defined in Section 1.002 of the TBOC). Such report shall be made with or before (i) the notice or waiver of notice of the next meeting of the shareholders or (ii) the next submission to the shareholders of a consent to action without a meeting. Notwithstanding the foregoing, such report shall be made not later than the first anniversary of the date of such indemnification or advance. The failure to provide such notice shall not affect the validity of any indemnification or advancement of expenses otherwise properly made under this Section 7.6.
(L) If this Section 7.6 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each Covered Person as to all expense, liabilities and losses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such Covered Person and for which indemnification is available to such Covered Person pursuant to this Section 7.6 to the fullest extent permitted by any applicable portion of this Section 7.6 that shall not have been invalidated, or by any other applicable law.
SECTION 7.7. Notices. Except as otherwise specifically provided herein or required by applicable law, all notices required to be given to any shareholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by commercial courier service, or by facsimile or other electronic transmission, provided that notice to shareholders by electronic transmission shall be given in the manner provided in Section 21.3531 of the TBOC. Any such notice shall be addressed to such shareholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. Without limiting the manner by which notice otherwise may be given effectively, notice to any shareholder shall be deemed given: (A) if by facsimile, when directed to a number at which the shareholder has consented to receive notice; (B) if by electronic mail, when directed to such shareholder’s electronic mail address (unless the shareholder has notified the corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by the TBOC) in accordance with the TBOC; (C) if by posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; (D) if by any other form of electronic transmission, when directed to the shareholder; and (E) if by mail, when deposited in the mail, postage prepaid, directed to the shareholder at such shareholder’s address as it appears on the records of the Corporation.
SECTION 7.8. Facsimile and Electronic Signatures. In addition to the provisions for use of facsimile or electronic signatures elsewhere specifically authorized in these Bylaws, facsimile or electronic signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board or a committee thereof, the Chairman of the Board, the Chief Executive Officer or President.
SECTION 7.9. Time Periods. Except as otherwise set forth in these Bylaws, in applying any provision of these Bylaws that require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.
SECTION 7.10. Reliance Upon Books, Reports and Records. Each member of the Board, each member of any committee designated by the Board and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees designated by the Board, or by any other person as to the matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.
SECTION 7.11. Severability. Whenever possible and to the fullest extent permitted by law, each provision or portion of any provision of these Bylaws will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of these Bylaws is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such provision or portion of any provision shall be severable and the invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and these Bylaws will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.
ARTICLE VIII
AMENDMENTS
SECTION 8.1. Amendments. In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Texas, and subject to the provisions in the Certificate of Formation, the Board is expressly authorized to adopt, amend or repeal these Bylaws. Any adoption, amendment or repeal of these Bylaws by the Board shall require the approval of a majority of the Whole Board. Shareholders shall also have the power to adopt, amend or repeal these Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Formation, these Bylaws may be adopted, altered, amended or repealed by the shareholders of the Corporation only by the affirmative vote of holders of not less than 66 2/3% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class. No Bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board that was valid at the time it was taken.

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**ATLAS ENERGY SOLUTIONS INC.**

**The Board of Directors recommends you vote FOR the following proposals:**

| | | For | Against | Abstain |
|---|---|---|---|---|
| 1. | Approval of the reincorporation of Atlas Energy Solutions Inc. from the State of Delaware to the State of Texas by conversion. | ☐ | ☐ | ☐ |
| 2. | Approval of one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1. | ☐ | ☐ | ☐ |

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T05002-S51250

**ATLAS ENERGY SOLUTIONS INC.**
**Special Meeting of Stockholders**
**[_____], 2026 [_____] a.m. Central Time**
**This proxy is solicited on behalf of the Board of Directors**

The stockholder(s) hereby appoint(s) John Turner and Dathan C. Voelter, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ATLAS ENERGY SOLUTIONS INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at the corporate headquarters of ATLAS ENERGY SOLUTIONS INC. at 5918 W. Courtyard Drive, Suite 100, Austin, Texas 78730 on [_____], 2026, at [_____] a.m. Central Time, and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

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